                                                                    Exhibit 99.2

                     [Banc of America Securities LOGO] (TM)

--------------------------------------------------------------------------------

RMBS NEW ISSUE TERM SHEET

$292,384,000 CERTIFICATES (APPROXIMATE)

FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
Offered Classes: A-1

ASSET BACKED FUNDING CORPORATION
Depositor

FIRST FRANKLIN FINANCIAL CORPORATION
Originator

HOMEQ SERVICING CORPORATION
Servicer

THE MURRAYHILL COMPANY
Credit Risk Manager

APRIL 5, 2005

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$292,384,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

o     SUMMARY OF CERTIFICATES                                             PP. 3

o     IMPORTANT DATES AND CONTACTS                                        PP. 4

o     SUMMARY OF TERMS                                                    PP. 6

o     CREDIT ENHANCEMENT                                                  PP. 8

o     PASS-THROUGH RATES                                                  PP. 11

o     TRIGGER EVENTS                                                      PP. 13

o     YIELD MAINTENANCE AGREEMENT(S)                                      PP. 14

o     INTEREST AND PRINCIPAL DISTRIBUTIONS                                PP. 15

o     DEFINITIONS                                                         PP. 19

o     BOND SUMMARY                                                        PP. 28

o     CAP SCHEDULES                                                       PP. 30

o     EXCESS SPREAD                                                       PP. 31

ANNEX A

COLLATERAL INFORMATION IS LOCATED IN THE ACCOMPANYING FFMLT 2005-FF5 ANNEX

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        2

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$292,384,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             SUMMARY OF CERTIFICATES
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                                Expected
                                                                                INITIAL
            Expected                            Expected       Expected          Credit     Expected Ratings
          Approximate   Interest   Principal   WAL (yrs)   Principal Window   Enhancement   ----------------
Class     Size ($)(1)     Type        Type      CALL/MAT    (mos) CALL/MAT     Percentage      S&P   FITCH
------------------------------------------------------------------------------------------------------------

 A-1(2)   292,384,000   Floating      Sen      2.59/2.78   1 to 77/1 to 172      19.35%        AAA    AAA
------------------------------------------------------------------------------------------------------------
A-2A(3)   111,024,000   Floating    Sen Seq                          EXCLUDED HEREFROM
------------------------------------------------------------------------------------------------------------
A-2B(3)   189,070,000   Floating    Sen Seq                          EXCLUDED HEREFROM
------------------------------------------------------------------------------------------------------------
A-2C(3)    25,301,000   Floating    Sen Seq                          EXCLUDED HEREFROM
------------------------------------------------------------------------------------------------------------
  M-1      38,300,000   Floating      Mezz                           EXCLUDED HEREFROM
------------------------------------------------------------------------------------------------------------
  M-2      28,725,000   Floating      Mezz                           EXCLUDED HEREFROM
------------------------------------------------------------------------------------------------------------
  M-3       9,958,000   Floating      Mezz                           EXCLUDED HEREFROM
------------------------------------------------------------------------------------------------------------
  M-4      16,469,000   Floating      Mezz                           EXCLUDED HEREFROM
------------------------------------------------------------------------------------------------------------
  M-5      10,341,000   Floating      Mezz                           EXCLUDED HEREFROM
------------------------------------------------------------------------------------------------------------
  M-6       6,894,000   Floating      Mezz                           EXCLUDED HEREFROM
------------------------------------------------------------------------------------------------------------
  M-7      11,490,000   Floating      Mezz                           EXCLUDED HEREFROM
------------------------------------------------------------------------------------------------------------
  M-8       3,830,000   Floating      Mezz                           EXCLUDED HEREFROM
------------------------------------------------------------------------------------------------------------
  M-9       6,894,000   Floating      Mezz                           EXCLUDED HEREFROM
------------------------------------------------------------------------------------------------------------
  M-10      4,979,000   Floating      Mezz                           EXCLUDED HEREFROM
------------------------------------------------------------------------------------------------------------
   B        6,128,000   Floating      Mezz                           EXCLUDED HEREFROM
------------------------------------------------------------------------------------------------------------

(1)  The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.

(2)  The Sequential and Mezzanine Certificates (except for the Class B
     Certificates) will be offered pursuant to the prospectus, but will be excluded from this term sheet. The Class B Certificates will be offered pursuant to a private placement memorandum.

(3)  The Sequential Certificates will be sized on investor demand and may be either combined or further divided.

--------------------------------------------------------------------------------
STRUCTURE:

(1)  The Class A-1 Certificates are backed primarily by the cash flow from the
     Group 1 Mortgage Loans (as defined herein). The Sequential Certificates are backed primarily by the cash flow from the Group 2 Mortgage Loans (as defined herein). The Mezzanine Certificates are backed by the cash flows from the Mortgage Loans.

(2)  The margins on the Class A Certificates will double, and the margins on the
     Mezzanine Certificates will equal 1.5x their original margins after the
     Optional Termination Date.

(3)  The Certificates will be subject to the applicable Net WAC Rate as described herein.

(4)  The assumed collateral balance of $766,000,000 used to generate bond sizes is slightly lower than the Statistical Cut-off Date Mortgage Loan Balance as it factors in assumed prepayments collected in the month of March.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  PRICING SPEED
--------------------------------------------------------------------------------
ADJUSTABLE-RATE   100% ARM PPC
MORTGAGE LOANS
                  100% ARM PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.348% each month to 35% CPR in month twenty-four, and remain at 35% CPR thereafter.

FIXED-RATE        100% FRM PPC
MORTGAGE LOANS
                  100% FRM PPC assumes that prepayments start at 2.3% CPR in month one, increase by 2.3% each month to 23% CPR in month ten, and remain at 23% CPR thereafter.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        3

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$292,384,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           SUMMARY OF IMPORTANT DATES
--------------------------------------------------------------------------------
DEAL INFORMATION                   COLLATERAL INFORMATION
-------------------                ------------------------
Expected Pricing      04/05/2005   Statistical Cut-off Date   03/01/2005
Expected Settlement   04/28/2005   Cut-off Date               04/01/2005
First Distribution    05/25/2005
Expected Stepdown     05/25/2008

BOND INFORMATION

                     Initial                                  Expected
                     Accrual                    Delay      Last Scheduled      RatedFinal Maturity
Class   Dated Date     Days    Accrual Method    Days   Distribution Date(1)           Date
-----   ----------   -------   --------------   -----   --------------------   -------------------

 A-1    04/28/2005      0          Act/360        0            Sep-11               04/25/2034
 A-2A   04/28/2005                                 EXCLUDED HEREFROM
 A-2B   04/28/2005                                 EXCLUDED HEREFROM
 A-2C   04/28/2005                                 EXCLUDED HEREFROM
 M-1    04/28/2005                                 EXCLUDED HEREFROM
 M-2    04/28/2005                                 EXCLUDED HEREFROM
 M-3    04/28/2005                                 EXCLUDED HEREFROM
 M-4    04/28/2005                                 EXCLUDED HEREFROM
 M-5    04/28/2005                                 EXCLUDED HEREFROM
 M-6    04/28/2005                                 EXCLUDED HEREFROM
 M-7    04/28/2005                                 EXCLUDED HEREFROM
 M-8    04/28/2005                                 EXCLUDED HEREFROM
 M-9    04/28/2005                                 EXCLUDED HEREFROM
 M-10   04/28/2005                                 EXCLUDED HEREFROM
  B     04/28/2005                                 EXCLUDED HEREFROM

--------------------------------------------------------------------------------

(1)  The Expected Last Scheduled Distribution Date is calculated based on the
     Pricing Speed to call and other modeling assumptions

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        4

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$292,384,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    CONTACTS
--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

MORTGAGE TRADING/SYNDICATE       Tel: (212) 847-5095
                                 Fax: (212) 847-5143
Patrick Beranek                  patrick.beranek@bankofamerica.com
Charlene Balfour                 charlene.c.balfour@bankofamerica.com
PRINCIPAL FINANCE GROUP          Fax: (704) 602-3749
Kirk Meyers                      Tel: (704) 388- 3148
                                 kirk.b.meyers@bankofamerica.com
Rajneesh Salhotra                Tel: (212) 847-5434
                                 rajneesh.salhotra@bankofamerica.com
Shaun Ahmad                      Tel: (704) 387-2658
                                 shaun.ahmad@bankofamerica.com
Pinar Kip                        Tel: (212) 933-3006
                                 pinar.kip@bankofamerica.com
RATING AGENCIES
Mark Zelmanovich - Fitch         (212) 908-0259
Lacey Bigos - S&P                (212) 438-3126
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        5

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$292,384,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------
TITLE OF SECURITIES:               First Franklin Mortgage Loan Trust 2005-FF5
                                   (the "Trust").

OFFERED CERTIFICATES:              The Class A-1 Certificates.

SEQUENTIAL CERTIFICATES:           Class A-2A, Class A-2B and Class A-2C
                                   Certificates. As long as all of the Mezzanine
                                   Certificates and the Overcollateralization
                                   Amount have not been written down, all
                                   principal distributions to the Sequential
                                   Certificates shall be paid first, to the
                                   Class A-2A Certificates until the principal
                                   balance of the Class A-2A Certificates is
                                   reduced to zero, second, to the Class A-2B
                                   Certificates until the principal balance of
                                   the Class A-2B Certificates is reduced to
                                   zero, and then to Class A-2C Certificates.
                                   After all of the Mezzanine Certificates and
                                   the Overcollateralization Amount are written
                                   down the Sequential Certificates will pay pro
                                   rata.

EXCLUDED CERTIFICATES:             The Sequential Certificates (together with
                                   the Offered Certificates, the "Class A
                                   Certificates") and the Class M-1, Class M-2,
                                   Class M-3, Class M-4, Class M-5, Class M-6
                                   Certificates, Class M-7, Class M-8, Class
                                   M-9, Class M-10 and Class B Certificates (the
                                   "Mezzanine Certificates" and together with
                                   the Class A Certificates, the
                                   "Certificates").

OFFERING TYPE:                     The Class A-1 Certificates and the Excluded
                                   Certificates (except for the Class B
                                   Certificates) will be offered publicly
                                   pursuant to a Prospectus. The Class B
                                   Certificates will be offered pursuant to a
                                   private placement memorandum.

DEPOSITOR:                         Asset Backed Funding Corporation.

ORIGINATOR:                        First Franklin Financial Corporation, a
                                   subsidiary of National City Corporation.

SERVICER:                          HomEq Servicing Corporation.

TRUSTEE AND CUSTODIAN:             JPMorgan Chase Bank.

CREDIT RISK MANAGER:               The Murrayhill Company.

LEAD MANAGER AND BOOKRUNNER:       Banc of America Securities LLC.

CO-MANAGERS:                       Wachovia Securities and Merrill Lynch,
                                   Pierce, Fenner & Smith Incorporated.

CLOSING DATE:                      On or about April 28, 2005.

TAX STATUS:                        The Offered Certificates will be designated
                                   as regular interests in one or more REMICs
                                   and, as such, will be treated as debt
                                   instruments of a REMIC for federal income tax
                                   purposes.

ERISA ELIGIBILITY:                 The Offered Certificates are expected to be
                                   ERISA eligible under Banc of America's
                                   administrative exemption from certain
                                   prohibited transaction rules granted by the
                                   Department of Labor. as long as (i)
                                   conditions of the exemption under the control
                                   of the investor are met and (ii) the Offered
                                   Certificates remain in the two highest rating
                                   categories."

SMMEA ELIGIBILITY:                 The Offered Certificates are expected to
                                   constitute "mortgage related securities" for
                                   purposes of SMMEA.

DISTRIBUTION DATES:                The 25th of each month, or if such day is not
                                   a business day, the next succeeding business
                                   day, beginning in May 2005.

ACCRUED INTEREST:                  The price to be paid by investors for the
                                   Offered Certificates will not include accrued
                                   interest (settle flat).

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        6

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$292,384,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------
DAY COUNT:                         With respect to the Offered Certificates;
                                   Actual/360.

PAYMENT DELAY:                     With respect to the Offered Certificates; 0
                                   days.

SERVICING FEE:                     Approximately 0.50% per annum on the
                                   aggregate principal balance of such Mortgage
                                   Loans.

TRUSTEE FEE:                       Approximately 0.001% per annum on the
                                   aggregate principal balance of the Mortgage
                                   Loans.

CREDIT RISK MANAGER FEE:           Approximately 0.015% per annum on the
                                   aggregate principal balance of the Mortgage
                                   Loans.

STATISTICAL CUT-OFF DATE:          March 1, 2005.

CUT-OFF DATE:                      For each Mortgage Loan in the mortgage pool
                                   on the Closing Date, the close of business on
                                   April 1, 2005.

MORTGAGE LOANS:                    As of the Statistical Cut-off Date, the
                                   aggregate principal balance of the Mortgage
                                   Loans is approximately $771,837,037.60, of
                                   which: (i) approximately $365,297,086.22
                                   consists of a pool of conforming balance
                                   fixed-rate and adjustable-rate first lien
                                   Mortgage Loans (the "Group 1 Mortgage Loans")
                                   and (ii) approximately $406,539,951.38
                                   consists of a pool of conforming and
                                   non-conforming balance fixed-rate and
                                   adjustable-rate first lien mortgage loans
                                   (the "Group 2 Mortgage Loans" and, together
                                   with the Group 1 Mortgage Loans, the
                                   "Mortgage Loans"). SEE THE ACCOMPANYING FFMLT
                                   2005-FF5 COLLATERAL ANNEX FOR ADDITIONAL
                                   INFORMATION ON THE MORTGAGE LOANS.

OPTIONAL TERMINATION DATE:         The first Distribution Date on which the
                                   aggregate principal balance of the Mortgage
                                   Loans declines to 10% or less of the
                                   aggregate principal balance of the Mortgage
                                   Loans as of the Cut-off Date ("Cut-off Date
                                   Principal Balance").

MONTHLY SERVICER ADVANCES:         The Servicer will be obligated to advance its
                                   own funds in an amount equal to the aggregate
                                   of all payments of principal and interest
                                   (net of Servicing Fees) that were due during
                                   the related period on the Mortgage Loans.
                                   Advances are required to be made only to the
                                   extent they are deemed by the Servicer to be
                                   recoverable from related late collections,
                                   insurance proceeds, condemnation proceeds or
                                   liquidation proceeds.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        7

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$292,384,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------
CREDIT ENHANCEMENT:                Credit enhancement for the structure is
                                   provided by Excess Cashflow,
                                   overcollateralization and subordination.

EXPECTED CREDIT SUPPORT
PERCENTAGE:

Class   Initial Credit Support   After Stepdown Support
-----   ----------------------   ----------------------
  A             19.35%                   38.70%
 M-1            14.35%                   28.70%
 M-2            10.60%                   21.20%
 M-3             9.30%                   18.60%
 M-4             7.15%                   14.30%
 M-5             5.80%                   11.60%
 M-6             4.90%                    9.80%
 M-7             3.40%                    6.80%
 M-8             2.90%                    5.80%
 M-9             2.00%                    4.00%
 M-10            1.35%                    2.70%
  B              0.55%                    1.10%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        8

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$292,384,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------
EXPECTED OVERCOLLATERALIZATION     Prior to the Stepdown Date, the
TARGET AMOUNT:                     Overcollateralization Target Amount will be
                                   approximately 0.55% of the Cut-off Date
                                   Principal Balance. The Overcollateralization
                                   Target Amount on or after the Stepdown Date
                                   will be the greater of approximately (a)
                                   1.10% of the aggregate Principal Balance of
                                   the Mortgage Loans as of the last day of the
                                   related collection period and (b) 0.50% of
                                   the Cut-off Date Principal Balance; provided
                                   however, if a Trigger Event has occurred on
                                   the related Distribution Date, the
                                   Overcollateralization Target Amount will be
                                   equal to the Overcollateralization Target
                                   Amount for the previous Distribution Date.

OVERCOLLATERALIZATION RELEASE      The Overcollateralization Release Amount
AMOUNT:                            means, with respect to any Distribution Date
                                   on or after the Stepdown Date on which a
                                   Trigger Event is not in effect, the lesser of
                                   the principal remittance amount or excess, if
                                   any, of (i) the Overcollateralization Amount
                                   for such Distribution Date (assuming that
                                   100% of the Principal Remittance Amount is
                                   applied as a principal payment on such
                                   Distribution Date) over (ii) the
                                   Overcollateralization Target Amount for such
                                   Distribution Date.

OVERCOLLATERALIZATION DEFICIENCY   As of any Distribution Date, the
AMOUNT:                            Overcollateralization Deficiency Amount is
                                   the excess, if any, of (a) the
                                   Overcollateralization Target Amount for such
                                   Distribution Date over (b) the
                                   Overcollateralization Amount for such
                                   Distribution Date, calculated for this
                                   purpose after taking into account the
                                   reduction on such Distribution Date of the
                                   certificate principal balances of all classes
                                   of Certificates resulting from the
                                   distribution of the Principal Distribution
                                   Amount (but not the Extra Principal
                                   Distribution Amount) on such Distribution
                                   Date, but prior to taking into account any
                                   Realized Losses allocated to any class of
                                   Certificates on such Distribution Date.

OVERCOLLATERALIZATION AMOUNT:      The Overcollateralization Amount is equal to
                                   the excess of the aggregate principal balance
                                   of the Mortgage Loans over the aggregate
                                   principal balance of the Certificates. On the
                                   Closing Date, the Overcollateralization
                                   Amount is expected to equal the
                                   Overcollateralization Target Amount. To the
                                   extent the Overcollateralization Amount is
                                   reduced below the Overcollateralization
                                   Target Amount, Excess Cashflow will be
                                   directed to build the Overcollateralization
                                   Amount until the Overcollateralization Target
                                   Amount is reached.

AVAILABLE FUNDS:                   Available Funds will be equal to the sum of
                                   the following amounts with respect to the
                                   Mortgage Loans, net of amounts reimbursable
                                   or payable therefrom to the Servicer or the
                                   Trustee: (i) the aggregate amount of monthly
                                   payments on the Mortgage Loans due during the
                                   related collection period and received by the
                                   Trustee one business day prior to the related
                                   determination date, after deduction of the
                                   Trustee Fee for such Distribution Date, the
                                   Servicing Fee for such Distribution Date, the
                                   Credit Risk Manager Fee for such Distribution
                                   Date and any accrued and unpaid Servicing
                                   Fees, Trustee Fees, and Credit Risk Manager
                                   Fees in respect of any prior Distribution
                                   Dates (ii) unscheduled payments in respect of
                                   the Mortgage Loans, including prepayments,
                                   insurance proceeds, net liquidation proceeds,
                                   condemnation proceeds, recoveries and
                                   proceeds from repurchases of and
                                   substitutions for such Mortgage Loans
                                   occurring during the related prepayment
                                   period, excluding prepayment charges, (iii)
                                   on the Distribution Date on which the Trust
                                   is to be terminated in accordance with the
                                   pooling and servicing agreement, the
                                   termination price and (iv) payments from the
                                   Servicer in connection with Monthly Servicer
                                   Advances and compensating interest for such
                                   Distribution Date.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        9

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$292,384,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------
EXCESS CASHFLOW:                   For the Certificates on each Distribution
                                   Date is equal to the sum of (x) any
                                   Overcollateralization Release Amount and (y)
                                   the excess of the Available Funds over the
                                   sum of (i) the interest paid on the
                                   Certificates and (ii) the Principal
                                   Remittance Amount.

STEPDOWN DATE:                     The earlier to occur of (i) the Distribution
                                   Date on which the aggregate certificate
                                   principal balance of the Class A Certificates
                                   has been reduced to zero and (ii) the later
                                   to occur of (a) the Distribution Date in May
                                   2008 and (b) the first Distribution Date on
                                   which the Credit Enhancement Percentage is
                                   greater than or equal to 38.70%. The Credit
                                   Enhancement Percentage is obtained by
                                   dividing (x) the sum of the aggregate
                                   certificate principal balance of the
                                   Mezzanine Certificates and the
                                   Overcollateralization Amount (before taking
                                   into account distributions of principal on
                                   such distribution date) by (y) the aggregate
                                   principal balance of the Mortgage Loans as of
                                   the last day of the related collection
                                   period.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       10

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$292,384,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS-THROUGH RATES
--------------------------------------------------------------------------------
The Pass-Through Rate for each class of the Certificates for any Distribution
Date will be the lesser of (x) the related Formula Rate for such Distribution
Date and (y) the related Net WAC Rate for such Distribution Date.

FORMULA RATE:                      The Formula Rate for the Certificates is the
                                   lesser of:

                                        (i)  the sum of (a) one-month LIBOR as
                                             determined for the related period
                                             and (b) the certificate margin for
                                             the applicable class; and

                                        (ii) the related Maximum Cap Rate for
                                             such Distribution Date.

                                   On each Distribution Date after the Optional
                                   Termination Date, the certificate margin for
                                   the Class A Certificates will be 2 times the
                                   related initial certificate margin, and the
                                   certificate margin for the Mezzanine
                                   Certificates will be 1.5 times the related
                                   initial certificate margin.

EFFECTIVE NET WAC RATE:            10.0%

ADJUSTED NET MORTGAGE RATE:        The Adjusted Net Mortgage Rate for each
                                   Mortgage Loan is equal to the mortgage
                                   interest rate less the sum of (i) the
                                   Servicing Fee Rate, (ii) the Trustee Fee Rate
                                   and (iii) the Credit Risk Manager Fee.

ADJUSTED NET MAXIMUM MORTGAGE      The Adjusted Net Maximum Mortgage Rate for
RATE:                              each Mortgage Loan is equal to the maximum
                                   mortgage interest rate (or the mortgage
                                   interest rate in the case of any Fixed Rate
                                   Mortgage Loan) less the sum of (i) the
                                   Servicing Fee Rate, (ii) the Trustee Fee Rate
                                   and (iii) the Credit Risk Manager Fee.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       11

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$292,384,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS-THROUGH RATES
--------------------------------------------------------------------------------
MAXIMUM CAP RATE:                  The Maximum Cap Rate for the Class A-1
                                   Certificates and any Distribution Date is a
                                   per annum rate (subject to adjustment based
                                   on the actual number of days elapsed in the
                                   related accrual period) equal to (i) on or
                                   prior to the Distribution Date in September
                                   2008 the greater of the weighted average of
                                   the Adjusted Net Maximum Mortgage Rates of
                                   the Group 1 Mortgage Loans and the Effective
                                   Net WAC Rate and (ii) after the Distribution
                                   Date in September 2008 the weighted average
                                   of the Adjusted Net Maximum Mortgage Rates of
                                   the Group 1 Mortgage Loans.

                                   The Maximum Cap Rate for the Sequential
                                   Certificates and any Distribution Date is a
                                   per annum rate (subject to adjustment based
                                   on the actual number of days elapsed in the
                                   related accrual period) equal to (i) on or
                                   prior to the Distribution Date in September
                                   2008 the greater of the weighted average of
                                   the Adjusted Net Maximum Mortgage Rates of
                                   the Group 2 Mortgage Loans and the Effective
                                   Net WAC Rate and (ii) after to the
                                   Distribution Date in September 2008 and the
                                   weighted average of the Adjusted Net Maximum
                                   Mortgage Rates of the Group 2 Mortgage Loans
                                   thereafter.

                                   The Maximum Cap Rate for the Mezzanine
                                   Certificates and any Distribution Date is a
                                   per annum rate (subject to adjustment based
                                   on the actual number of days elapsed in the
                                   related accrual period) equal to (i) on or
                                   prior to the Distribution Date in September
                                   2008 the greater of the weighted average of
                                   the Maximum Cap Rate for the Class A
                                   Certificates weighted on the basis of the
                                   related Group Subordinate Amount and the
                                   Effective Net WAC Rate and (ii) after to the
                                   Distribution Date in September 2008, the
                                   weighted average of the Maximum Cap Rate for
                                   the Class A Certificates weighted on the
                                   basis of the related Group Subordinate
                                   Amount.

NET WAC RATE:                      The Net WAC Rate for the Class A-1
                                   Certificates on any Distribution Date is a
                                   per annum rate (subject to adjustment based
                                   on the actual number of days elapsed in the
                                   related accrual period) equal to the weighted
                                   average of the Adjusted Net Mortgage Rates of
                                   the Group 1 Mortgage Loans.

                                   The Net WAC Rate for the Sequential
                                   Certificates on any Distribution Date is a
                                   per annum rate (subject to adjustment based
                                   on the actual number of days elapsed in the
                                   related accrual period) equal to the weighted
                                   average of the Adjusted Net Mortgage Rates of
                                   the Group 2 Mortgage Loans.

                                   The Net WAC Rate for the Mezzanine
                                   Certificates and any Distribution Date is a
                                   per annum rate (subject to adjustment based
                                   on the actual number of days elapsed in the
                                   related accrual period) equal to the weighted
                                   average of the Net WAC Rate for the Class A
                                   Certificates weighted on the basis of the
                                   related Group Subordinate Amounts.

NET WAC RATE CARRYOVER AMOUNT:     If, on any Distribution Date the Pass-Through
                                   Rate for a class of Certificates is limited
                                   by the related Net WAC Rate, the "Net WAC
                                   Rate Carryover Amount" for such class is
                                   equal to the sum of (i) the excess of (a) the
                                   amount of interest that would have accrued on
                                   such class based on the related Formula Rate
                                   over (b) the amount of interest actually
                                   accrued on such class based on the related
                                   Net WAC Rate and (ii) the unpaid portion of
                                   any related Net WAC Rate Carryover Amount
                                   from any prior Distribution Dates together
                                   with accrued interest at the related Formula
                                   Rate. Any Net WAC Rate Carryover Amount will
                                   be paid on such Distribution Date or future
                                   Distribution Dates to the extent of funds
                                   available.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       12

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$292,384,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  TRIGGER EVENT
--------------------------------------------------------------------------------
TRIGGER EVENT:                     A Trigger Event exists with respect to any
                                   Distribution Date on or after the Stepdown
                                   Date (i) if the three month rolling average
                                   of 60+ day delinquent loans (including loans
                                   that are in bankruptcy or foreclosure and are
                                   60+ days delinquent or that are REO) is
                                   greater than [40]% of the Credit Enhancement
                                   Percentage or (ii) if the Cumulative Realized
                                   Loss Percentage* exceeds the value defined
                                   below for such Distribution Date:

                                    DISTRIBUTION DATES          CUMULATIVE REALIZED LOSS PERCENTAGE
                                   ---------------------   ---------------------------------------------

                                   May 2008 - April 2009   4.25% for the first month, plus an additional
                                                             1/12th of 1.50% for each month thereafter
                                   May 2009 - April 2010   5.75% for the first month, plus an additional
                                                             1/12th of 1.00% for each month thereafter
                                   May 2010 - April 2011   6.75% for the first month, plus an additional
                                                             1/12th of 0.25% for each month thereafter
                                    May 2011 and after                        7.00%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       13

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$292,384,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           YIELD MAINTENANCE AGREEMENT
                             CLASS A-1 CERTIFICATES
--------------------------------------------------------------------------------

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [_____] (the "Counterparty") for the benefit of the Class A-1 Certificates.
The notional balance of the Yield Maintenance Agreement and the strike prices are in the table below. In exchange for a fixed payment on the Closing Date, the
Counterparty will be obligated to make monthly payments equal to the product of
(a) the excess of the lesser of (i) One-Month LIBOR and (ii) the upper strike rate over the lower strike rate and (b) the lesser of (i) the cap notional amount (ii) the aggregate Certificate Principal Balance of the Class A-1
Certificates immediately prior to such Distribution Date and (c) a fraction, the numerator of which is the actual number of days elapsed since the previous
Distribution Date, or in the case of the first Distribution Date, from the
Closing Date, to but excluding the current Distribution Date and the denominator of which is 360 to the trustee.. Net WAC Rate Carryover Amounts to the extent not covered by clause (xxiv) of the Excess Cashflow Distribution will be covered to the extent of payments received by the trustee under the Yield Maintenance
Agreement. The Yield Maintenance Agreement will terminate after the Distribution
Date in September 2008.

--------------------------------------------------
        YIELD MAINTENANCE AGREEMENT SCHEDULE
--------------------------------------------------
PERIOD     NOTIONAL    LOWER STRIKE   UPPER STRIKE
--------------------------------------------------
  1      292,384,000       7.09%          9.78%
  2      290,572,000       6.15%          9.78%
  3      288,292,690       6.36%          9.78%
  4      285,547,103       6.15%          9.78%
  5      282,338,132       6.15%          9.78%
  6      278,670,565       6.37%          9.78%
  7      274,551,189       6.15%          9.78%
  8      269,988,561       6.37%          9.78%
  9      264,993,248       6.15%          9.78%
  10     259,577,737       6.15%          9.78%
  11     253,878,607       6.84%          9.78%
  12     247,906,623       6.17%          9.78%
  13     241,674,119       6.38%          9.78%
  14     235,193,681       6.17%          9.78%
  15     228,479,383       6.38%          9.78%
  16     221,546,295       6.17%          9.78%
  17     214,410,417       6.17%          9.78%
  18     207,088,606       6.39%          9.78%
  19     199,598,669       6.18%          9.78%
  20     191,958,757       6.40%          9.78%
  21     184,187,803       6.18%          9.78%
  22     176,305,251       6.18%          9.78%
  23     168,330,956       6.87%          9.78%
  24     160,285,196       7.98%          9.78%
  25     152,547,152       8.25%          9.78%
  26     145,073,275       7.97%          9.78%
  27     137,854,437       8.24%          9.78%
  28     130,881,828       7.96%          9.78%
  29     124,146,944       7.96%          9.78%
  30     117,641,579       8.85%          9.78%
  31     111,364,085       8.55%          9.78%
  32     105,300,130       8.84%          9.78%
  33      99,442,353       8.54%          9.78%
  34      93,783,651       8.54%          9.78%
  35      88,317,170       9.14%          9.78%
  36      83,036,290       9.62%          9.78%
  37               0       0.00%          0.00%
  38      77,944,966       9.61%          9.78%
  39               0       0.00%          0.00%
  40      77,944,966       9.59%          9.78%
  41      77,944,966       9.58%          9.78%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       14

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$292,384,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------
I.   On each Distribution Date, the Group 1 Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i)  to the holders of the Class A-1 Certificates, Accrued Certificate Interest
     for such Distribution Date;

(ii) to the holders of the Class A-1 Certificates, the Unpaid Interest Shortfall
     Amount, if any, for such Distribution Date; and

(iii) to the holders of the Sequential Certificates, pro rata, the remaining
     Accrued Certificate Interest and remaining Unpaid Interest Shortfall
     Amount, if any, for such class for such Distribution Date to the extent not distributed pursuant to II(i) and II(ii) below.

II.  On each Distribution Date, the Group 2 Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i)  to the holders of the Sequential Certificates, pro rata, Accrued
     Certificate Interest for such Distribution Date; (ii) to the holders of the
     Sequential Certificates, pro rata, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date; and

(iii) to the holders of the Class A-1 Certificates, the remaining Accrued
     Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for such classes for such Distribution Date to the extent not distributed pursuant to I(i) and I(ii) above.

III. On each Distribution Date, following the distributions made pursuant to clauses I and II above, the Trustee shall make the following disbursements in the order of priority described below, in each case to the extent of the sum of the Group 1 Interest Remittance Amount and Group 2 Interest
     Remittance Amount remaining undistributed for such Distribution Date:

(i)  to the holders of the Class M-1 Certificates, Accrued Certificate Interest
     for such class for such Distribution Date;

(ii) to the holders of the Class M-2 Certificates, Accrued Certificate Interest
     for such class for such Distribution Date;

(iii) to the holders of the Class M-3 Certificates, Accrued Certificate Interest
     for such class for such Distribution Date;

(iv) to the holders of the Class M-4 Certificates, Accrued Certificate Interest
     for such class for such Distribution Date;

(v)  to the holders of the Class M-5 Certificates, Accrued Certificate Interest
     for such class for such Distribution Date;

(vi) to the holders of the Class M-6 Certificates, Accrued Certificate Interest
     for such class for such Distribution Date;

(vii) to the holders of the Class M-7 Certificates, Accrued Certificate Interest
     for such class for such Distribution Date;

(viii) to the holders of the Class M-8 Certificates, Accrued Certificate
     Interest for such class for such Distribution Date;

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       15

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$292,384,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------
(ix) to the holders of the Class M-9 Certificates, Accrued Certificate Interest
     for such class for such Distribution Date;

(x)  to the holders of the Class M-10 Certificates, Accrued Certificate Interest
     for such class for such Distribution Date;

(xi) to the holders of the Class B Certificates, Accrued Certificate Interest
     for such class for such Distribution Date; and

(xii) any remainder as described under "Excess Cashflow Distribution."

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       16

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$292,384,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------
I.   On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a
     Trigger Event is in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

     first, concurrently, as follows:

(i)  the Group 1 Senior Principal Distribution Amount to the holders of the
     Class A-1 Certificates, until the certificate principal balances thereof have been reduced to zero; and

(ii) the Group 2 Senior Principal Distribution Amount to the holders of the
     Sequential Certificates (allocated among the classes of the Sequential
     Certificates in the priority described above), until the certificate principal balances thereof have been reduced to zero;

     second, concurrently, as follows:

(iii) the Group 1 Senior Principal Distribution Amount, to the holders of the
     Sequential Certificates (allocated among the classes of the Sequential
     Certificates in the priority described above), until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to I(ii) above;

(iv) the Group 2 Senior Principal Distribution Amount, to the holders of the
     Class A-1 Certificates until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to I(i)
     above.

     third, to the Class M-1 Certificates until the certificate principal balance thereof is reduced to zero;

     fourth, to the Class M-2 Certificates until the certificate principal balance thereof is reduced to zero;

     fifth, to the Class M-3 Certificates until the certificate principal balance is thereof reduced to zero;

     sixth, to the Class M-4 Certificates until the certificate principal balance thereof is reduced to zero;

     seventh, to the Class M-5 Certificates until the certificate principal balance thereof is reduced to zero;

     eighth, to the Class M-6 Certificates until the certificate principal balance thereof is reduced to zero;

     ninth, to the Class M-7 Certificates until the certificate principal balance thereof is reduced to zero;

     tenth, to the Class M-8 Certificates until the certificate principal balance thereof is reduced to zero;

     eleventh, to the Class M-9 Certificates until the certificate principal balance thereof is reduced to zero;

     twelfth, to the Class M-10 Certificates until the certificate principal balance thereof is reduced to zero; and

     thirteenth, to the Class B Certificates until the certificate principal balance thereof is reduced to zero.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       17

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$292,384,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------
II.  On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

     first, concurrently, as follows:

(i)  the Group 1 Senior Principal Distribution Amount to the holders of the
     Class A-1 Certificates (allocated among the classes of the Class A-1
     Certificates in the priority described below), until the certificate principal balances thereof have been reduced to zero; and

(ii) the Group 2 Senior Principal Distribution Amount to the holders of the
     Sequential Certificates (allocated among the classes of the Sequential
     Certificates in the priority described above), until the certificate principal balances thereof have been reduced to zero;

     second, concurrently, as follows:

(iii) the Group 1 Senior Principal Distribution Amount, to the holders of the
     Sequential Certificates (allocated among the classes of the Sequential
     Certificates in the priority described above), until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to II(ii) above; and

(iv) the Group 2 Senior Principal Distribution Amount, to the holders of the
     Class A-1 Certificates until the certificate principal balances thereof have been reduced to zero, to the extent not distributed pursuant to II(i)
     above;

     third, to the Class M-1 Certificates, the Class M-1 Principal Distribution
     Amount until the certificate principal balance thereof is reduced to zero;

     fourth, to the Class M-2 Certificates, the Class M-2 Principal Distribution
     Amount until the certificate principal balance thereof is reduced to zero;

     fifth, to the Class M-3 Certificates, the Class M-3 Principal Distribution
     Amount until the certificate principal balance thereof is reduced to zero;

     sixth, to the Class M-4 Certificates, the Class M-4 Principal Distribution
     Amount until the certificate principal balance thereof is reduced to zero;

     seventh, to the Class M-5 Certificates, the Class M-5 Principal
     Distribution Amount until the certificate principal balance thereof is reduced to zero;

     eighth, to the Class M-6 Certificates, the Class M-6 Principal Distribution
     Amount until the certificate principal balance thereof is reduced to zero;

     ninth, to the Class M-7 Certificates, the Class M-7 Principal Distribution
     Amount until the certificate principal balance thereof is reduced to zero tenth, the Class M-8 Certificates, the Class M-8 Principal Distribution
     Amount until the certificate principal balance thereof is reduced to zero;

     eleventh, to the Class M-9 Certificates, the Class M-9 Principal
     Distribution Amount until the certificate principal balance thereof is reduced to zero;

     twelfth, to the Class M-10 Certificates, the Class M-10 Principal
     Distribution Amount until the certificate principal balance thereof is reduced to zero; and

     thirteenth, to the Class B Certificates, the Class B Principal Distribution
     Amount until the certificate principal balance thereof is reduced to zero.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       18

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$292,384,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          EXCESS CASHFLOW DISTRIBUTION
--------------------------------------------------------------------------------

On each Distribution Date, any excess cashflow shall be paid as follows:

     (i)  to build or maintain the Overcollateralization Amount to the
          Overcollateralization Target Amount;

     (ii) to the Class M-1 Certificates, any Unpaid Interest Shortfall Amount;

     (iii) to the Class M-1 Certificates, any Allocated Realized Loss Amounts;

     (iv) to the Class M-2 Certificates, any Unpaid Interest Shortfall Amount;

     (v)  to the Class M-2 Certificates, any Allocated Realized Loss Amounts;

     (vi) to the Class M-3 Certificates, any Unpaid Interest Shortfall Amount;

     (vii) to the Class M-3 Certificates, any Allocated Realized Loss Amounts;

     (viii) to the Class M-4 Certificates, any Unpaid Interest Shortfall Amount;

     (ix) to the Class M-4 Certificates, any Allocated Realized Loss Amounts;

     (x)  to the Class M-5 Certificates, any Unpaid Interest Shortfall Amount;

     (xi) to the Class M-5 Certificates, any Allocated Realized Loss Amount;

     (xii) to the Class M-6 Certificates, any Unpaid Interest Shortfall Amount;

     (xiii) to the Class M-6 Certificates, any Allocated Realized Loss Amount;

     (xiv) to the Class M-7 Certificates, any Unpaid Interest Shortfall Amount;

     (xv) to the Class M-7 Certificates, any Allocated Realized Loss Amounts;

     (xvi) to the Class M-8 Certificates, any Unpaid Interest Shortfall Amount;

     (xvii) to the Class M-8 Certificates, any Allocated Realized Loss Amount;

     (xviii) to the Class M-9 Certificates, any Unpaid Interest Shortfall
          Amount;

     (xix) to the Class M-9 Certificates, any Allocated Realized Loss Amount;

     (xx) to the Class M-10 Certificates, any Unpaid Interest Shortfall Amount;

     (xxi) to the Class M-10 Certificates, any Allocated Realized Loss Amount;

     (xxii) to the Class B Certificates, any Unpaid Interest Shortfall Amount;

     (xxiii) to the Class B Certificates, any Allocated Realized Loss Amount;

     (xxiv) an amount equal to any unpaid remaining Net WAC Rate Carryover
          Amounts with respect to the Class A and Mezzanine Certificates to such
          Certificates first, pro rata, to the Class A Certificates and second, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class
          M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, and Class
          B Certificates; and

     (xxv) any remaining amounts as described in the Pooling and Servicing
          Agreement.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       19

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$292,384,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------
ACCRUED CERTIFICATE INTEREST:      Accrued Certificate Interest for each Class
                                   of Certificates for each Distribution Date
                                   means an amount equal to the interest accrued
                                   during the related accrual period on the
                                   certificate principal balance of such class
                                   of Certificates, minus such class' interest
                                   percentage of prepayment interest (not
                                   covered by the servicer compensating interest
                                   payments) and shortfalls caused by the Relief
                                   Act or similar state laws for such
                                   Distribution Date.

ALLOCATED REALIZED LOSS AMOUNT:    An Allocated Realized Loss Amount with
                                   respect to any class of the Mezzanine
                                   Certificates and any Distribution Date is an
                                   amount equal to the sum of any Realized Loss
                                   allocated to that class of Certificates on
                                   such Distribution Date and any Allocated
                                   Realized Loss Amount for that class remaining
                                   unpaid from the previous Distribution Date.

CLASS B PRINCIPAL DISTRIBUTION     The Class B Principal Distribution Amount is
AMOUNT:                            an amount equal to the excess of (x) the sum
                                   of the aggregate certificate principal
                                   balance of the Class A Certificates (after
                                   taking into account the Senior Principal
                                   Distribution Amount), the Class M-1
                                   Certificates (after taking into account the
                                   Class M-1 Principal Distribution Amount), the
                                   Class M-2 Certificates (after taking into
                                   account the Class M-2 Principal Distribution
                                   Amount), the Class M-3 Certificates (after
                                   taking into account the Class M-3 Principal
                                   Distribution Amount), the Class M-4
                                   Certificates (after taking into account the
                                   Class M-4 Principal Distribution Amount), the
                                   Class M-5 Certificates (after taking into
                                   account the Class M-5 Principal Distribution
                                   Amount), the Class M-6 Certificates (after
                                   taking into account the Class M-6 Principal
                                   Distribution Amount), the Class M-7
                                   Certificates (after taking into account the
                                   Class M-7 Principal Distribution Amount), the
                                   Class M-8 Certificates (after taking into
                                   account the Class M-8 Principal Distribution
                                   Amount), the Class M-9 Certificates (after
                                   taking into account the Class M-9 Principal
                                   Distribution Amount) ), the Class M-10
                                   Certificates (after taking into account the
                                   Class M-10 Principal Distribution Amount)and
                                   the Class B Certificates immediately prior to
                                   such Distribution Date over (y) the lesser of
                                   (A) the product of (i) approximately 98.90%
                                   and (ii) the aggregate principal balance of
                                   the Mortgage Loans as of the last day of the
                                   related collection period after giving effect
                                   to prepayments in the related prepayment
                                   period and (B) the aggregate principal
                                   balance of the Mortgage Loans as of the last
                                   day of the related collection period, minus
                                   the product of (x) 0.50% and (y) the Cut-off
                                   Date Principal Balance.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       20

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$292,384,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------
CLASS M-1 PRINCIPAL DISTRIBUTION   The Class M-1 Principal Distribution Amount
AMOUNT:                            is an amount equal to the excess of (x) the
                                   sum of the Certificate principal balance of
                                   the Class A Certificates (after taking into
                                   account the Senior Principal Distribution
                                   Amount) and the Class M-1 Certificates
                                   immediately prior to such Distribution Date
                                   over (y) the lesser of (A) the product of (i)
                                   approximately 71.30% and (ii) the aggregate
                                   principal balance of the Mortgage Loans as of
                                   the last day of the related collection period
                                   and (B) the aggregate principal balance of
                                   the Mortgage Loans as of the last day of the
                                   related collection period after giving effect
                                   to prepayments in the related prepayment
                                   period, minus the product of (x) 0.50% and
                                   (y) the Cut-off Date Principal Balance.

CLASS M-2 PRINCIPAL DISTRIBUTION   The Class M-2 Principal Distribution Amount
AMOUNT:                            is an amount equal to the excess of (x) the
                                   sum of the Certificate principal balance of
                                   the Class A Certificates (after taking into
                                   account the Senior Principal Distribution
                                   Amount), the Class M-1 Certificates (after
                                   taking into account the Class M-1 Principal
                                   Distribution Amount) and the Class M-2
                                   Certificates immediately prior to such
                                   Distribution Date over (y) the lesser of (A)
                                   the product of (i) approximately 78.80% and
                                   (ii) the aggregate principal balance of the
                                   Mortgage Loans as of the last day of the
                                   related collection period and (B) the
                                   aggregate principal balance of the Mortgage
                                   Loans as of the last day of the related
                                   collection period after giving effect to
                                   prepayments in the related prepayment period,
                                   minus the product of (x) 0.50% and (y) the
                                   Cut-off Date Principal Balance.

CLASS M-3 PRINCIPAL DISTRIBUTION   The Class M-3 Principal Distribution Amount
AMOUNT:                            is an amount equal to the excess of (x) the
                                   sum of the Certificate principal balance of
                                   the Class A Certificates (after taking into
                                   account the Senior Principal Distribution
                                   Amount), the Class M-1 Certificates (after
                                   taking into account the Class M-1 Principal
                                   Distribution Amount), the Class M-2
                                   Certificates (after taking into account the
                                   Class M-2 Principal Distribution Amount) and
                                   the Class M-3 Certificates immediately prior
                                   to such Distribution Date over (y) the lesser
                                   of (A) the product of (i) approximately
                                   81.40% and (ii) the aggregate principal
                                   balance of the Mortgage Loans as of the last
                                   day of the related collection period after
                                   giving effect to prepayments in the related
                                   prepayment period and (B) the aggregate
                                   principal balance of the Mortgage Loans as of
                                   the last day of the related collection
                                   period, minus the product of (x) 0.50% and
                                   (y) the Cut-off Date Principal Balance.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       21

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$292,384,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------
CLASS M-4 PRINCIPAL DISTRIBUTION   The Class M-4 Principal Distribution Amount
AMOUNT:                            is an amount equal to the excess of (x) the
                                   sum of the Certificate principal balance of
                                   the Class A Certificates (after taking into
                                   account the Senior Principal Distribution
                                   Amount), the Class M-1 Certificates (after
                                   taking into account the Class M-1 Principal
                                   Distribution Amount), the Class M-2
                                   Certificates (after taking into account the
                                   Class M-2 Principal Distribution Amount), the
                                   Class M-3 Certificates (after taking into
                                   account the Class M-3 Principal Distribution
                                   Amount) and the Class M-4 Certificates
                                   immediately prior to such Distribution Date
                                   over (y) the lesser of (A) the product of (i)
                                   approximately 85.70% and (ii) the aggregate
                                   principal balance of the Mortgage Loans as of
                                   the last day of the related collection period
                                   after giving effect to prepayments in the
                                   related prepayment period and (B) the
                                   aggregate principal balance of the Mortgage
                                   Loans as of the last day of the related
                                   collection period, minus the product of (x)
                                   0.50% and (y) the Cut-off Date Principal
                                   Balance.

CLASS M-5 PRINCIPAL DISTRIBUTION   The Class M-5 Principal Distribution Amount
AMOUNT:                            is an amount equal to the excess of (x) the
                                   sum of the Certificate principal balance of
                                   the Class A Certificates (after taking into
                                   account the Senior Principal Distribution
                                   Amount), the Class M-1 Certificates (after
                                   taking into account the Class M-1 Principal
                                   Distribution Amount), the Class M-2
                                   Certificates (after taking into account the
                                   Class M-2 Principal Distribution Amount), the
                                   Class M-3 Certificates (after taking into
                                   account the Class M-3 Principal Distribution
                                   Amount), the Class M-4 Certificates (after
                                   taking into account the Class M-4 Principal
                                   Distribution Amount) and the Class M-5
                                   Certificates immediately prior to such
                                   Distribution Date over (y) the lesser of (A)
                                   the product of (i) approximately 88.40% and
                                   (ii) the aggregate principal balance of the
                                   Mortgage Loans as of the last day of the
                                   related collection period after giving effect
                                   to prepayments in the related prepayment
                                   period and (B) the aggregate principal
                                   balance of the Mortgage Loans as of the last
                                   day of the related collection period, minus
                                   the product of (x) 0.50% and (y) the Cut-off
                                   Date Principal Balance.

CLASS M-6 PRINCIPAL DISTRIBUTION   The Class M-6 Principal Distribution Amount
AMOUNT:                            is an amount equal to the excess of (x) the
                                   sum of the Certificate principal balance of
                                   the Class A Certificates (after taking into
                                   account the Senior Principal Distribution
                                   Amount), the Class M-1 Certificates (after
                                   taking into account the Class M-1 Principal
                                   Distribution Amount), the Class M-2
                                   Certificates (after taking into account the
                                   Class M-2 Principal Distribution Amount), the
                                   Class M-3 Certificates (after taking into
                                   account the Class M-3 Principal Distribution
                                   Amount), the Class M-4 Certificates (after
                                   taking into account the Class M-4 Principal
                                   Distribution Amount), the Class M-5
                                   Certificates (after taking into account the
                                   Class M-5 Principal Distribution Amount) and
                                   the Class M-6 Certificates immediately prior
                                   to such Distribution Date over (y) the lesser
                                   of (A) the product of (i) approximately
                                   90.20% and (ii) the aggregate principal
                                   balance of the Mortgage Loans as of the last
                                   day of the related collection period and (B)
                                   the aggregate principal balance of the
                                   Mortgage Loans as of the last day of the
                                   related collection period after giving effect
                                   to prepayments in the related prepayment
                                   period minus the product of (x) 0.50% and (y)
                                   the Cut-off Date Principal Balance.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       22

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$292,384,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------
CLASS M-7 PRINCIPAL DISTRIBUTION   The Class M-7 Principal Distribution Amount
AMOUNT:                            is an amount equal to the excess of (x) the
                                   sum of the aggregate certificate principal
                                   balance of the Class A Certificates (after
                                   taking into account the Senior Principal
                                   Distribution Amount), the Class M-1
                                   Certificates (after taking into account the
                                   Class M-1 Principal Distribution Amount), the
                                   Class M-2 Certificates (after taking into
                                   account the Class M-2 Principal Distribution
                                   Amount), the Class M-3 Certificates (after
                                   taking into account the Class M-3 Principal
                                   Distribution Amount), the Class M-4
                                   Certificates (after taking into account the
                                   Class M-4 Principal Distribution Amount), the
                                   Class M-5 Certificates (after taking into
                                   account the Class M-5 Principal Distribution
                                   Amount), the Class M-6 Certificates (after
                                   taking into account the Class M-6 Principal
                                   Distribution Amount), and the Class M-7
                                   Certificates immediately prior to such
                                   Distribution Date over (y) the lesser of (A)
                                   the product of (i) approximately 93.20% and
                                   (ii) the aggregate principal balance of the
                                   Mortgage Loans as of the last day of the
                                   related collection period after giving effect
                                   to prepayments in the related prepayment
                                   period and (B) the aggregate principal
                                   balance of the Mortgage Loans as of the last
                                   day of the related collection period after
                                   giving effect to prepayments in the related
                                   prepayment period, minus the product of (x)
                                   0.50% and (y) the Cut-off Date Principal
                                   Balance.

CLASS M-8 PRINCIPAL DISTRIBUTION   The Class M-8 Principal Distribution Amount
AMOUNT:                            is an amount equal to the excess of (x) the
                                   sum of the aggregate certificate principal
                                   balance of the Class A Certificates (after
                                   taking into account the Senior Principal
                                   Distribution Amount), the Class M-1
                                   Certificates (after taking into account the
                                   Class M-1 Principal Distribution Amount), the
                                   Class M-2 Certificates (after taking into
                                   account the Class M-2 Principal Distribution
                                   Amount), the Class M-3 Certificates (after
                                   taking into account the Class M-3 Principal
                                   Distribution Amount), the Class M-4
                                   Certificates (after taking into account the
                                   Class M-4 Principal Distribution Amount), the
                                   Class M-5 Certificates (after taking into
                                   account the Class M-5 Principal Distribution
                                   Amount), the Class M-6 Certificates (after
                                   taking into account the Class M-6 Principal
                                   Distribution Amount), the Class M-7
                                   Certificates (after taking into account the
                                   Class M-7 Principal Distribution Amount) and
                                   the Class M-8 Certificates immediately prior
                                   to such Distribution Date over (y) the lesser
                                   of (A) the product of (i) approximately
                                   94.20% and (ii) the aggregate principal
                                   balance of the Mortgage Loans as of the last
                                   day of the related collection period after
                                   giving effect to prepayments in the related
                                   prepayment period and (B) the aggregate
                                   principal balance of the Mortgage Loans as of
                                   the last day of the related collection
                                   period, minus the product of (x) 0.50% and
                                   (y) the Cut-off Date Principal Balance.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       23

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$292,384,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------
CLASS M-9 PRINCIPAL DISTRIBUTION   The Class M-9 Principal Distribution Amount
AMOUNT:                            is an amount equal to the excess of (x) the
                                   sum of the aggregate certificate principal
                                   balance of the Class A Certificates (after
                                   taking into account the Senior Principal
                                   Distribution Amount), the Class M-1
                                   Certificates (after taking into account the
                                   Class M-1 Principal Distribution Amount), the
                                   Class M-2 Certificates (after taking into
                                   account the Class M-2 Principal Distribution
                                   Amount), the Class M-3 Certificates (after
                                   taking into account the Class M-3 Principal
                                   Distribution Amount), the Class M-4
                                   Certificates (after taking into account the
                                   Class M-4 Principal Distribution Amount), the
                                   Class M-5 Certificates (after taking into
                                   account the Class M-5 Principal Distribution
                                   Amount), the Class M-6 Certificates (after
                                   taking into account the Class M-6 Principal
                                   Distribution Amount), the Class M-7
                                   Certificates (after taking into account the
                                   Class M-7 Principal Distribution Amount), the
                                   Class M-8 Certificates (after taking into
                                   account the Class M-8 Principal Distribution
                                   Amount), and the Class M-9 Certificates
                                   immediately prior to such Distribution Date
                                   over (y) the lesser of (A) the product of (i)
                                   approximately 96.00% and (ii) the aggregate
                                   principal balance of the Mortgage Loans as of
                                   the last day of the related collection period
                                   after giving effect to prepayments in the
                                   related prepayment period and (B) the
                                   aggregate principal balance of the Mortgage
                                   Loans as of the last day of the related
                                   collection period after giving effect to
                                   prepayments in the related prepayment period,
                                   minus the product of (x) 0.50% and (y) the
                                   Cut-off Date Principal Balance.

CLASS M-10 PRINCIPAL               The Class M-10 Principal Distribution Amount
DISTRIBUTION AMOUNT:               is an amount equal to the excess of (x) the
                                   sum of the aggregate certificate principal
                                   balance of the Class A Certificates (after
                                   taking into account the Senior Principal
                                   Distribution Amount), the Class M-1
                                   Certificates (after taking into account the
                                   Class M-1 Principal Distribution Amount), the
                                   Class M-2 Certificates (after taking into
                                   account the Class M-2 Principal Distribution
                                   Amount), the Class M-3 Certificates (after
                                   taking into account the Class M-3 Principal
                                   Distribution Amount), the Class M-4
                                   Certificates (after taking into account the
                                   Class M-4 Principal Distribution Amount), the
                                   Class M-5 Certificates (after taking into
                                   account the Class M-5 Principal Distribution
                                   Amount), the Class M-6 Certificates (after
                                   taking into account the Class M-6 Principal
                                   Distribution Amount), the Class M-7
                                   Certificates (after taking into account the
                                   Class M-7 Principal Distribution Amount), the
                                   Class M-8 Certificates (after taking into
                                   account the Class M-8 Principal Distribution
                                   Amount), the Class M-9 Certificates (after
                                   taking into account the Class M-9 Principal
                                   Distribution Amount) and the Class M-10
                                   Certificates immediately prior to such
                                   Distribution Date over (y) the lesser of (A)
                                   the product of (i) approximately 97.30% and
                                   (ii) the aggregate principal balance of the
                                   Mortgage Loans as of the last day of the
                                   related collection period after giving effect
                                   to prepayments in the related prepayment
                                   period and (B) the aggregate principal
                                   balance of the Mortgage Loans as of the last
                                   day of the related collection period, minus
                                   the product of (x) 0.50% and (y) the Cut-off
                                   Date Principal Balance.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       24

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$292,384,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------
EXTRA PRINCIPAL DISTRIBUTION       The Extra Principal Distribution Amount with
AMOUNT:                            respect to any Distribution Date is the
                                   lesser of (x) the Excess Cashflow for such
                                   Distribution Date and (y) the
                                   Overcollateralization Deficiency Amount for
                                   such Distribution Date.

GROUP 1 INTEREST REMITTANCE        The Group 1 Interest Remittance Amount with
AMOUNT:                            respect to any Distribution Date is that
                                   portion of the Available Funds for such
                                   Distribution Date attributable to interest
                                   received or advanced with respect to the
                                   Group 1 Mortgage Loans.

GROUP 1 PRINCIPAL PERCENTAGE:      The Group 1 Principal Percentage for any
                                   Distribution Date is the percentage
                                   equivalent of a fraction, the numerator of
                                   which is (i) the Group 1 Principal Remittance
                                   Amount for such Distribution Date, and (ii)
                                   the denominator of which is the Principal
                                   Remittance Amount for such Distribution Date.

GROUP 1 PRINCIPAL REMITTANCE       The Group 1 Principal Remittance Amount means
AMOUNT:                            with respect to any Distribution Date, the
                                   sum of (i) all scheduled payments of
                                   principal collected or advanced on the Group
                                   1 Mortgage Loans by the Servicer that were
                                   due during the related collection period,
                                   (ii) the principal portion of all partial and
                                   full principal prepayments of the Group 1
                                   Mortgage Loans applied by the Servicer during
                                   the related prepayment period, (iii) the
                                   principal portion of all related net
                                   liquidation proceeds and insurance proceeds
                                   and recoveries received during the related
                                   prepayment period with respect to the Group 1
                                   Mortgage Loans, (iv) that portion of the
                                   purchase price, representing principal of any
                                   repurchased Group 1 Mortgage Loans, deposited
                                   to the collection account during the related
                                   prepayment period, (v) the principal portion
                                   of any related substitution adjustments
                                   deposited in the collection account during
                                   the related prepayment period with respect to
                                   the Group 1 Mortgage Loans, and (vi) on the
                                   Distribution Date on which the Trust is to be
                                   terminated in accordance with the pooling and
                                   servicing agreement, that portion of the
                                   termination price, representing principal
                                   with respect to the Group 1 Mortgage Loans.

GROUP 2 INTEREST REMITTANCE        The Group 2 Interest Remittance Amount with
AMOUNT:                            respect to any Distribution Date is that
                                   portion of the Available Funds for such
                                   Distribution Date attributable to interest
                                   received or advanced with respect to the
                                   Group 2 Mortgage Loans.

GROUP 1 SENIOR PRINCIPAL           Group 1 Senior Principal Distribution Amount
DISTRIBUTION AMOUNT:               means as of any Distribution Date (i) before
                                   the Stepdown Date or as to which a Trigger
                                   Event is in effect, the lesser of (a) the
                                   certificate principal balance of the Class
                                   A-1 Certificates immediately prior to such
                                   Distribution Date and (b) the Group 1
                                   Principal Percentage of the Principal
                                   Distribution Amount and (ii) on or after the
                                   Stepdown Date and as long as a Trigger Event
                                   is not in effect, the excess of (a) the
                                   certificate principal balance of the Class
                                   A-1 Certificates immediately prior to such
                                   Distribution Date over (b) the lesser of (x)
                                   the product of (1) approximately 61.30% and
                                   (2) the aggregate Principal Balance of the
                                   Group 1 Mortgage Loans as of the last day of
                                   the related collection period and (y) the
                                   amount by which the aggregate principal
                                   balance of the Group 1 Mortgage Loans as of
                                   the last day of the related Collection Period
                                   exceeds the product of (1) 0.50% and (2) the
                                   aggregate principal balance of the Group 1
                                   Mortgage Loans on the Cut-off Date.

GROUP 2 PRINCIPAL PERCENTAGE:      The Group 2 Principal Percentage for any
                                   Distribution Date is the percentage
                                   equivalent of a fraction, the numerator of
                                   which is (i) the Group 2 Principal Remittance
                                   Amount for such Distribution Date, and the
                                   denominator of which is (ii) the Principal
                                   Remittance Amount for such Distribution Date.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       25

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$292,384,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------
GROUP 2 PRINCIPAL REMITTANCE       The Group 2 Principal Remittance Amount means
AMOUNT:                            with respect to any Distribution Date, the
                                   sum of (i) all scheduled payments of
                                   principal collected or advanced on the Group
                                   2 Mortgage Loans by the Servicer that were
                                   due during the related collection period,
                                   (ii) the principal portion of all partial and
                                   full principal prepayments of the Group 2
                                   Mortgage Loans received by the Servicer
                                   during the related prepayment period, (iii)
                                   the principal portion of all related net
                                   liquidation proceeds and insurance proceeds
                                   and recoveries received during the related
                                   prepayment period with respect to the Group 2
                                   Mortgage Loans, (iv) that portion of the
                                   purchase price, representing principal of any
                                   repurchased Group 2 Mortgage Loans, deposited
                                   to the collection account during the related
                                   prepayment period, (v) the principal portion
                                   of any related substitution adjustments
                                   deposited in the collection account during
                                   the related prepayment period with respect to
                                   the Group 2 Mortgage Loans and (vi) on the
                                   Distribution Date on which the Trust is to be
                                   terminated in accordance with the pooling and
                                   servicing agreement, that portion of the
                                   termination price, representing principal
                                   with respect to the Group 2 Mortgage Loans.

GROUP 2 SENIOR PRINCIPAL           Group 2 Senior Principal Distribution Amount
DISTRIBUTION AMOUNT:               means as of any Distribution Date (i) before
                                   the Stepdown Date or as to which a Trigger
                                   Event is in effect, the lesser of (a) the
                                   aggregate certificate principal balance of
                                   the Sequential Certificates immediately prior
                                   to such Distribution Date and (b) the Group 2
                                   Principal Percentage of the Principal
                                   Distribution Amount and (ii) on or after the
                                   Stepdown Date and as long as a Trigger Event
                                   is not in effect, the excess of (a) the
                                   certificate principal balance of the
                                   Sequential Certificates immediately prior to
                                   such Distribution Date over (b) the lesser of
                                   (x) the product of (1) approximately 61.30%
                                   and (2) the aggregate Principal Balance of
                                   the Group 2 Mortgage Loans as of the last day
                                   of the related collection period and (y) the
                                   amount by which the aggregate principal
                                   balance of the Group 2 Mortgage Loans as of
                                   the last day of the related Collection Period
                                   exceeds the product of (1) 0.50% and (2) the
                                   aggregate principal balance of the Group 2
                                   Mortgage Loans on the Cut-off Date.

GROUP SUBORDINATE AMOUNT:          With respect to any Distribution Date and
                                   each of the Group 1 and Group 2 Mortgage
                                   Loans, the excess of the principal balance of
                                   the Mortgage Loans for such group over the
                                   class principal balance of the Class A-1
                                   Certificates in the case of the Group 1
                                   Mortgage Loans and the Sequential
                                   Certificates in the case of the Group 2
                                   Mortgage Loans immediately prior to such
                                   date.

INTEREST ACCRUAL PERIOD:           The Interest Accrual Period for each
                                   Distribution Date with respect to the
                                   Certificates will be the period beginning
                                   with the previous Distribution Date (or, in
                                   the case of the first Distribution Date, the
                                   Closing Date) and ending on the day prior to
                                   such Distribution Date.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       26

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$292,384,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------
PRINCIPAL REMITTANCE AMOUNT:       The Principal Remittance Amount is the sum of
                                   the Group 1 Principal Remittance Amount and
                                   the Group 2 Principal Remittance Amount.

PRINCIPAL DISTRIBUTION AMOUNT:     The Principal Distribution Amount is the sum
                                   of the Principal Remittance Amount (minus the
                                   Overcollateralization Release Amount, if any)
                                   and the Extra Principal Distribution Amount,
                                   if any.

REALIZED LOSSES:                   A Realized Loss is (i) as to any Mortgage
                                   Loan that is liquidated, the unpaid principal
                                   balance thereof less the net proceeds from
                                   the liquidation of, and any insurance
                                   proceeds from, such Mortgage Loan and the
                                   related mortgaged property which are applied
                                   to the principal balance of such Mortgage
                                   Loan, (ii) to the extent of the amount of any
                                   reduction of principal balance by a
                                   bankruptcy court of the mortgaged property at
                                   less than the amount of the Mortgage Loan and
                                   (iii) a reduction in the principal balance of
                                   a Mortgage Loan resulting from a modification
                                   by the Servicer.

                                   All Realized Losses on the Mortgage Loans
                                   will be allocated on each Distribution Date,
                                   first to the Excess Cashflow, second in
                                   reduction of the Overcollateralization
                                   Amount, third to the Class B Certificates,
                                   fourth to the Class M-10 Certificates, fifth
                                   to the Class M-9 Certificates, sixth to the
                                   Class M-8 Certificates, seventh to the Class
                                   M-7 Certificates, eighth to the Class M-6
                                   Certificates, ninth to the M-5 Certificates,
                                   tenth to the M-4 Certificates, eleventh to
                                   the M-3 Certificates, twelfth to the M-2 and
                                   thirteenth to M-1 Certificates. An allocation
                                   of any Realized Losses to a Mezzanine
                                   Certificate on any Distribution Date will be
                                   made by reducing the certificate principal
                                   balance thereof, after taking into account
                                   all distributions made thereon on such
                                   Distribution Date. Realized Losses will not
                                   be allocated to the Class A-1 or Sequential
                                   Certificates. However it is possible that
                                   under certain loss scenarios there will not
                                   be enough principal and interest on the
                                   Mortgage Loans to pay the Class A-1 and
                                   Sequential Certificates all interest and
                                   principal amounts to which such Certificates
                                   are then entitled.

SENIOR PRINCIPAL DISTRIBUTION      The Senior Principal Distribution Amount is
AMOUNT:                            an amount equal to the sum of (i) the Group 1
                                   Senior Principal Distribution Amount and (ii)
                                   the Group 2 Senior Principal Distribution
                                   Amount

UNPAID INTEREST SHORTFALL          The Unpaid Interest Shortfall Amount means
AMOUNT:                            (i) for each class of Certificates and the
                                   first Distribution Date, zero, and (ii) with
                                   respect to each class of Certificates and any
                                   Distribution Date after the first
                                   Distribution Date, the amount, if any, by
                                   which (a) the sum of (1) Accrued Certificate
                                   Interest for such class for the immediately
                                   preceding Distribution Date and (2) the
                                   outstanding Unpaid Interest Shortfall Amount,
                                   if any, for such class for such preceding
                                   Distribution Date exceeds (b) the aggregate
                                   amount distributed on such class in respect
                                   of interest on such preceding Distribution
                                   Date, plus interest on the amount of interest
                                   due but not paid on the Certificates of such
                                   class on such preceding Distribution Date, to
                                   the extent permitted by law, at the
                                   Pass-Through Rate for such class for the
                                   related accrual period.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       27

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$292,384,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BOND SUMMARY
                                   TO MATURITY
--------------------------------------------------------------------------------

CLASS A-1 (TO MATURITY)
----------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC          0%|0%      50%|50%     75%|75%    100%|100%   125%|125%   150%|150%   175%|175%
----------------------------------------------------------------------------------------------------------

Average Life (yrs.)        19.63       5.07         3.59       2.78         2.22        1.78       1.46
First Principal Date     5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005
Last Principal Date      3/25/2035   8/25/2030   3/25/2024   8/25/2019   7/25/2016   6/25/2014   2/25/2008
Payment Windows (mos.)      359         304         227         172         135         110         34

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       28

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$292,384,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BOND SUMMARY
                                     TO CALL
--------------------------------------------------------------------------------

CLASS A-1 (TO CALL)
------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC          0%|0%       50%|50%      75%|75%    100%|100%   125%|125%   150%|150%   175%|175%
------------------------------------------------------------------------------------------------------------

Average Life (yrs.)        19.60        4.73         3.34        2.59        2.08        1.68        1.46
First Principal Date     5/25/2005    5/25/2005    5/25/2005   5/25/2005   5/25/2005   5/25/2005   5/25/2005
Last Principal Date      3/25/2034   11/25/2017   11/25/2013   9/25/2011   5/25/2010   6/25/2009   2/25/2008
Payment Windows (mos.)      347          151         103          77          61          50          34

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       29

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$292,384,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              NET WAC CAP SCHEDULE
                             CLASS A-1 CERTIFICATES
--------------------------------------------------------------------------------

                      NET WAC   NET WAC    EFFECTIVE NET
PERIOD    PAY DATE    RATE(1)   RATE(2)   WAC RATE(2)(3)
--------------------------------------------------------
   1      5/25/2005    7.31%      7.31%       10.00%
   2      6/25/2005    6.37%      6.37%       10.00%
   3      7/25/2005    6.58%      6.58%       10.00%
   4      8/25/2005    6.37%      6.37%       10.00%
   5      9/25/2005    6.37%      6.37%       10.00%
   6     10/25/2005    6.59%      6.59%       10.00%
   7     11/25/2005    6.37%      6.37%       10.00%
   8     12/25/2005    6.59%      6.59%       10.00%
   9      1/25/2006    6.37%      6.37%       10.00%
  10      2/25/2006    6.37%      6.37%       10.00%
  11      3/25/2006    7.06%      7.06%       10.00%
  12      4/25/2006    6.39%      6.39%       10.00%
  13      5/25/2006    6.60%      6.60%       10.00%
  14      6/25/2006    6.39%      6.39%       10.00%
  15      7/25/2006    6.60%      6.60%       10.00%
  16      8/25/2006    6.39%      6.39%       10.00%
  17      9/25/2006    6.39%      6.39%       10.00%
  18     10/25/2006    6.61%      6.61%       10.00%
  19     11/25/2006    6.39%      6.40%       10.00%
  20     12/25/2006    6.61%      6.62%       10.00%
  21      1/25/2007    6.39%      6.40%       10.00%
  22      2/25/2007    6.39%      6.40%       10.00%
  23      3/25/2007    7.08%      7.09%       10.00%
  24      4/25/2007    7.71%      8.20%       10.00%
  25      5/25/2007    7.97%      8.47%       10.00%
  26      6/25/2007    7.71%      8.19%       10.00%
  27      7/25/2007    7.96%      8.46%       10.00%
  28      8/25/2007    7.71%      8.18%       10.00%
  29      9/25/2007    7.70%      8.18%       10.00%
  30     10/25/2007    7.96%      9.07%       10.00%
  31     11/25/2007    7.70%      8.77%       10.00%
  32     12/25/2007    7.95%      9.06%       10.00%
  33      1/25/2008    7.69%      8.76%       10.00%
  34      2/25/2008    7.69%      8.76%       10.00%
  35      3/25/2008    8.22%      9.36%       10.00%
  36      4/25/2008    8.07%      9.84%       10.00%
  37      5/25/2008    8.34%     10.16%       10.16%
  38      6/25/2008    8.07%      9.83%       10.00%
  39      7/25/2008    8.33%     10.15%       10.15%
  40      8/25/2008    8.06%      9.81%       10.00%
  41      9/25/2008    8.06%      9.80%       10.00%
  42     10/25/2008    8.32%     10.88%       10.88%
  43     11/25/2008    8.05%     10.52%       10.52%
  44     12/25/2008    8.31%     10.86%       10.86%
  45      1/25/2009    8.04%     10.50%       10.50%
  46      2/25/2009    8.04%     10.49%       10.49%
  47      3/25/2009    8.90%     11.60%       11.60%
  48      4/25/2009    8.03%     10.63%       10.63%
  49      5/25/2009    8.29%     10.98%       10.98%
  50      6/25/2009    8.02%     10.61%       10.61%
  51      7/25/2009    8.29%     10.96%       10.96%
  52      8/25/2009    8.02%     10.59%       10.59%
  53      9/25/2009    8.01%     10.58%       10.58%
  54     10/25/2009    8.28%     11.09%       11.09%
  55     11/25/2009    8.00%     10.72%       10.72%
  56     12/25/2009    8.27%     11.06%       11.06%
  57      1/25/2010    8.00%     10.70%       10.70%
  58      2/25/2010    7.99%     10.68%       10.68%
  59      3/25/2010    8.84%     11.82%       11.82%
  60      4/25/2010    8.06%     10.76%       10.76%
  61      5/25/2010    8.32%     11.11%       11.11%
  62      6/25/2010    8.05%     10.74%       10.74%
  63      7/25/2010    8.31%     11.09%       11.09%
  64      8/25/2010    8.04%     10.72%       10.72%
  65      9/25/2010    8.04%     10.70%       10.70%
  66     10/25/2010    8.30%     11.08%       11.08%
  67     11/25/2010    8.03%     10.71%       10.71%
  68     12/25/2010    8.29%     11.06%       11.06%
  69      1/25/2011    8.02%     10.69%       10.69%
  70      2/25/2011    8.01%     10.67%       10.67%
  71      3/25/2011    8.87%     11.80%       11.80%
  72      4/25/2011    8.01%     10.68%       10.68%
  73      5/25/2011    8.27%     11.02%       11.02%
  74      6/25/2011    8.00%     10.65%       10.65%
  75      7/25/2011    8.26%     10.99%       10.99%
  76      8/25/2011    7.99%     10.63%       10.63%
  77      9/25/2011    7.98%     10.61%       10.61%
--------------------------------------------------------

(1)  Assumes 6-month LIBOR at 3.40% and is run at the pricing speed to call.

(2)  Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.

(3)  Assumes 1-month LIBOR equals 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       30

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2005-FF5
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-FF5
$292,384,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 EXCESS SPREAD
--------------------------------------------------------------------------------

                      STATIC   FORWARD   FORWARD   FORWARD
----------------------------------------------------------
                        XS        XS       1M        6M
PERIOD     PAYDATE    SPREAD    SPREAD    LIBOR     LIBOR
------   ----------   ------    ------   ------    ------
   1      5/25/2005     338       338    2.8700%   3.4000%
   2      6/25/2005     296       266    3.1679%   3.5796%
   3      7/25/2005     306       265    3.3005%   3.7389%
   4      8/25/2005     296       238    3.4491%   3.8872%
   5      9/25/2005     296       220    3.6312%   4.0130%
   6     10/25/2005     306       210    3.8673%   4.1366%
   7     11/25/2005     296       190    3.9360%   4.2195%
   8     12/25/2005     306       192    4.0506%   4.2548%
   9      1/25/2006     295       163    4.2039%   4.2795%
  10      2/25/2006     295       164    4.1866%   4.2860%
  11      3/25/2006     326       191    4.3612%   4.3067%
  12      4/25/2006     295       147    4.3683%   4.3065%
  13      5/25/2006     305       183    4.1382%   4.3077%
  14      6/25/2006     295       163    4.1924%   4.3624%
  15      7/25/2006     304       172    4.2450%   4.4133%
  16      8/25/2006     294       152    4.2991%   4.4646%
  17      9/25/2006     293       147    4.3482%   4.5153%
  18     10/25/2006     303       157    4.3989%   4.5631%
  19     11/25/2006     292       137    4.4495%   4.6110%
  20     12/25/2006     302       147    4.4994%   4.6227%
  21      1/25/2007     291       127    4.5450%   4.6297%
  22      2/25/2007     290       121    4.5948%   4.6341%
  23      3/25/2007     321       164    4.6402%   4.6351%
  24      4/25/2007     446       303    4.6794%   4.6342%
  25      5/25/2007     456       335    4.5108%   4.6287%
  26      6/25/2007     444       314    4.5407%   4.6589%
  27      7/25/2007     454       327    4.5704%   4.6866%
  28      8/25/2007     441       306    4.6005%   4.7177%
  29      9/25/2007     440       302    4.6295%   4.7455%
  30     10/25/2007     450       364    4.6554%   4.7702%
  31     11/25/2007     438       343    4.6840%   4.7977%
  32     12/25/2007     448       356    4.7111%   4.8009%
  33      1/25/2008     435       335    4.7373%   4.8027%
  34      2/25/2008     434       331    4.7642%   4.8035%
  35      3/25/2008     455       362    4.7891%   4.8014%
  36      4/25/2008     473       376    4.8150%   4.7998%
  37      5/25/2008     483       403    4.7023%   4.7965%
  38      6/25/2008     477       389    4.7211%   4.8143%
  39      7/25/2008     489       405    4.7402%   4.8312%
  40      8/25/2008     478       387    4.7584%   4.8508%
  41      9/25/2008     479       385    4.7745%   4.8667%
  42     10/25/2008     490       421    4.7928%   4.8821%
  43     11/25/2008     479       402    4.8100%   4.9002%
  44     12/25/2008     490       418    4.8254%   4.9057%
  45      1/25/2009     479       399    4.8428%   4.9113%
  46      2/25/2009     479       397    4.8592%   4.9164%
  47      3/25/2009     513       448    4.8731%   4.9201%
  48      4/25/2009     479       398    4.8904%   4.9248%
  49      5/25/2009     491       420    4.8448%   4.9277%
  50      6/25/2009     480       402    4.8574%   4.9400%
  51      7/25/2009     491       418    4.8710%   4.9522%
  52      8/25/2009     480       399    4.8837%   4.9657%
  53      9/25/2009     480       398    4.8956%   4.9772%
  54     10/25/2009     491       419    4.9079%   4.9876%
  55     11/25/2009     480       401    4.9201%   4.9999%
  56     12/25/2009     491       417    4.9311%   5.0086%
  57      1/25/2010     481       398    4.9429%   5.0180%
  58      2/25/2010     481       397    4.9543%   5.0274%
  59      3/25/2010     514       450    4.9640%   5.0351%
  60      4/25/2010     492       415    4.9760%   5.0456%
  61      5/25/2010     503       433    4.9740%   5.0520%
  62      6/25/2010     493       414    4.9841%   5.0618%
  63      7/25/2010     504       431    4.9947%   5.0720%
  64      8/25/2010     493       412    5.0043%   5.0812%
  65      9/25/2010     493       412    5.0147%   5.0899%
  66     10/25/2010     504       437    5.0230%   5.0983%
  67     11/25/2010     494       419    5.0315%   5.1065%
  68     12/25/2010     505       436    5.0409%   5.1129%
  69      1/25/2011     495       418    5.0495%   5.1201%
  70      2/25/2011     495       417    5.0575%   5.1260%
  71      3/25/2011     528       470    5.0643%   5.1317%
  72      4/25/2011     496       420    5.0732%   5.1393%
  73      5/25/2011     507       438    5.0732%   5.1393%
  74      6/25/2011     497       421    5.0732%   5.1393%
  75      7/25/2011     508       439    5.0732%   5.1393%
  76      8/25/2011     498       422    5.0732%   5.1393%
  77      9/25/2011     499       423    5.0732%   5.1393%
----------------------------------------------------------
Run at 100 PPC for fixed rate loans, 100 PPC for ARM loans.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       31

                     [Banc of America Securities LOGO](TM)

--------------------------------------------------------------------------------

                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                   ASSET-BACKED CERTIFICATES, SERIES 2005-FF5

                                COLLATERAL ANNEX

                                 APRIL 5, 2005

o    For the purposes of the tables in this collateral annex, the weighted average FICO and weighted average DTI numbers, have been calculated where
     FICO scores and DTI numbers were available, i.e. they are non-zero weighted averages.

o    The numbers may not add up to 100% due to rounding.

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE COLLATERAL
                         GROUP 1 MORTGAGE LOANS SUMMARY
--------------------------------------------------------------------------------

SUMMARY                                                                   TOTAL          MINIMUM       MAXIMUM
----------------------------------------------------------------------------------------------------------------

Statistical Cut-off Date Aggregate Principal Balance                 $365,297,086.22
Number of Loans                                                                2,704
Average Original Loan Balance                                        $    135,104.02   $21,150.00   $359,000.00
Average Current Loan Balance                                         $    135,095.08   $21,150.00   $359,000.00
(1)Weighted Average Combined Original LTV                                      83.66%       13.00%       100.00%
(1)Weighted Average Gross Coupon                                               7.094%       4.750%        9.875%
(1)(2)Weighted Average Gross Margin                                            5.873%       3.625%        8.000%
(1)(2)Weighted Average Term to Next Rate Adjustment Date (months)                 28            5            60
(1)Weighted Average Remaining Term to Maturity (months)                          357          179           360
(1)(3)Weighted Average Credit Score                                              635          540           813
----------------------------------------------------------------------------------------------------------------

(1) Weighted Average reflected in Total.
(2) Adjustable Loans Only
(3) 100.00% of the Mortgage Loans have Credit Scores.

------------------------------------------------------------------------------
                                                       PERCENT OF CUT-OFF DATE
                                         RANGE            PRINCIPAL BALANCE
                                         -----            -----------------
Product Type                             Adjustable             84.56%
                                         Fixed                  15.44%

Fully Amortizing Mortgage Loans                                 62.97%
5 Year Interest Only Loans                                      37.03%
Lien:                                    First                 100.00%

                                         Second                  0.00%

Property Type                            SFR                    75.18%
                                         2-4 Family              3.75%
                                         PUD                    14.43%
                                         Condominium             6.59%
                                         Modular                 0.05%
Geographic Distribution (Top 5 States)   California             17.20%
                                         Florida                 7.73%
                                         Illinois                6.58%
                                         Texas                   6.41%
                                         Ohio                    5.63%

Number of States                         45
Largest Zip Code Concentration           92544 (CA)              0.30%
Loans with Prepayment Penalties                                 79.08%
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF MORTGAGE COUPONS

---------------------------------------------------------------------------------------------------------------------------------
                     NUMBER                         PERCENT                                  W.A.       W.A.        W.A.
                       OF         AGGREGATE        OF LOANS               W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                    MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.     GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
MORTGAGE RATE         LOANS        BALANCE          BALANCE      DTI     COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
---------------------------------------------------------------------------------------------------------------------------------

4.501% to 5.000%          5    $    750,850.00        0.21%     37.11%   4.897%     717     67.23%       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%         36       6,070,642.15        1.66      45.45    5.381      682     75.95        352        352        0
---------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%        220      35,062,386.81        9.60      42.28    5.873      664     75.22        356        356        0
---------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%        416      61,221,059.24       16.76      43.23    6.332      650     78.91        358        358        0
---------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%        597      86,808,360.03       23.76      42.64    6.809      637     81.07        358        358        0
---------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%        525      69,760,342.62       19.10      41.88    7.326      633     85.58        357        357        0
---------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%        457      56,954,436.15       15.59      41.45    7.813      621     89.89        357        357        0
---------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%        263      30,276,469.46        8.29      41.88    8.303      608     90.95        358        358        0
---------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%        152      15,578,323.50        4.26      41.37    8.773      601     92.46        357        357        0
---------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%         27       2,294,949.23        0.63      38.93    9.310      603     90.51        356        356        0
---------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%         6         519,267.03        0.14      35.94    9.709      612     96.36        360        360        0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                2,704    $365,297,086.22      100.00%     42.26%   7.094%     635     83.66%       357        357        0
---------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        3

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

COMBINED ORIGINAL LOAN-TO-VALUE RATIO

---------------------------------------------------------------------------------------------------------------------------------
                     NUMBER                         PERCENT                                  W.A.       W.A.        W.A.
                       OF         AGGREGATE        OF LOANS               W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
COMBINED ORIGINAL   MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.     GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
LTV                   LOANS        BALANCE          BALANCE      DTI     COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
---------------------------------------------------------------------------------------------------------------------------------

10.01% to 20.00%          1    $    259,997.00        0.07%     20.00%   6.750%     610     13.00%       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
20.01% to 30.00%          7         596,000.00        0.16      26.91    6.817      665     26.75        360        360        0
---------------------------------------------------------------------------------------------------------------------------------
30.01% to 40.00%         20       1,979,762.60        0.54      36.94    6.542      638     37.09        353        353        0
---------------------------------------------------------------------------------------------------------------------------------
40.01% to 50.00%         24       3,297,300.00        0.90      37.94    6.506      622     45.55        360        360        0
---------------------------------------------------------------------------------------------------------------------------------
50.01% to 60.00%         54       7,567,838.82        2.07      39.84    6.780      620     56.60        350        350        0
---------------------------------------------------------------------------------------------------------------------------------
60.01% to 70.00%        110      18,389,698.01        5.03      40.33    6.577      622     65.37        358        358        0
---------------------------------------------------------------------------------------------------------------------------------
70.01% to 80.00%      1,273     163,825,269.16       44.85      43.06    6.723      636     79.16        357        357        0
---------------------------------------------------------------------------------------------------------------------------------
80.01% to 90.00%        573      88,254,267.47       24.16      41.60    7.318      627     87.71        358        358        0
---------------------------------------------------------------------------------------------------------------------------------
90.01% to 100.00%       642      81,126,953.16       22.21      42.51    7.787      648     98.33        359        359        0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                2,704    $365,297,086.22      100.00%     42.26%   7.094%     635     83.66%       357        357        0
---------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        4

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

STATISTICAL CUT-OFF DATE PRINCIPAL BALANCE

-----------------------------------------------------------------------------------------------------------------------------------
                        NUMBER                         PERCENT                                 W.A.       W.A.        W.A.
                          OF         AGGREGATE        OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
STATISTICAL            MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.   GROSS    CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
CUT-OFF BALANCE          LOANS        BALANCE          BALANCE      DTI    COUPON   SCORE       LTV     MATURITY    MATURITY    AGE
-----------------------------------------------------------------------------------------------------------------------------------

$1 to $50,000              128    $  5,463,780.93        1.50%     38.06%   7.823%    631     80.51%       348        348        0
-----------------------------------------------------------------------------------------------------------------------------------
$50,001 to $100,000        796      61,138,466.18       16.74      40.65    7.443     631     84.88        357        356        0
-----------------------------------------------------------------------------------------------------------------------------------
$100,001 to $150,000       946     117,983,383.90       32.30      42.40    7.065     640     84.59        358        358        0
-----------------------------------------------------------------------------------------------------------------------------------
$150,001 to $200,000       400      68,133,646.65       18.65      41.71    7.052     633     83.31        357        357        0
-----------------------------------------------------------------------------------------------------------------------------------
$200,001 to $250,000       214      47,870,635.61       13.10      42.39    6.924     638     81.85        357        357        0
-----------------------------------------------------------------------------------------------------------------------------------
$250,001 to $300,000       137      37,550,824.56       10.28      43.99    6.984     632     83.14        357        357        0
-----------------------------------------------------------------------------------------------------------------------------------
$300,001 to $350,000        76      24,666,427.76        6.75      44.73    6.835     632     81.98        360        360        0
-----------------------------------------------------------------------------------------------------------------------------------
$350,001 to $400,000         7       2,489,920.63        0.68      45.85    7.000     613     85.07        360        360        0
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   2,704    $365,297,086.22      100.00%     42.26%   7.094%    635     83.66%       357        357        0
-----------------------------------------------------------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY

----------------------------------------------------------------------------------------------------------------------------
                 NUMBER                         PERCENT                                 W.A.       W.A.        W.A.
                   OF         AGGREGATE        OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.   GROSS    CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
ORIGINAL TERM     LOANS        BALANCE          BALANCE      DTI    COUPON   SCORE       LTV     MATURITY    MATURITY    AGE
----------------------------------------------------------------------------------------------------------------------------

169 to 180           47    $  5,104,357.35        1.40%     37.60%   7.080%    642     79.09%       180        180        0
----------------------------------------------------------------------------------------------------------------------------
229 to 240            2         275,100.00        0.08      53.00    6.850     651     62.06        240        240        0
----------------------------------------------------------------------------------------------------------------------------
349 to 360        2,655     359,917,628.87       98.53      42.32    7.095     635     83.74        360        360        0
----------------------------------------------------------------------------------------------------------------------------
TOTAL:            2,704    $365,297,086.22      100.00%     42.26%   7.094%    635     83.66%       357        357        0
----------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        5

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

REMAINING TERM TO MATURITY

-----------------------------------------------------------------------------------------------------------------------------
                  NUMBER                         PERCENT                                 W.A.       W.A.        W.A.
                    OF         AGGREGATE        OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                 MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
REMAINING TERM     LOANS        BALANCE          BALANCE      DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
-----------------------------------------------------------------------------------------------------------------------------

169 to 180            47    $  5,104,357.35        1.40%     37.60%   7.080%    642     79.09%       180        180        0
-----------------------------------------------------------------------------------------------------------------------------
229 to 240             2         275,100.00        0.08      53.00    6.850     651     62.06        240        240        0
-----------------------------------------------------------------------------------------------------------------------------
349 to 360         2,655     359,917,628.87       98.53      42.32    7.095     635     83.74        360        360        0
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:             2,704    $365,297,086.22      100.00%     42.26%   7.094%    635     83.66%       357        357        0
-----------------------------------------------------------------------------------------------------------------------------

CREDIT SCORE

---------------------------------------------------------------------------------------------------------------------------------
                      NUMBER                         PERCENT                                  W.A.      W.A.        W.A.
                        OF         AGGREGATE        OF LOANS               W.A.    W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                     MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
CREDIT SCORE           LOANS        BALANCE          BALANCE      DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
---------------------------------------------------------------------------------------------------------------------------------

521 to 540                 7    $  1,127,868.19        0.31%     49.38%   7.926%    540      71.04%      360        360        0
---------------------------------------------------------------------------------------------------------------------------------
541 to 560               127      15,598,488.71        4.27      40.57    7.992     551      77.57       356        356        0
---------------------------------------------------------------------------------------------------------------------------------
561 to 580               195      28,216,388.07        7.72      41.75    7.529     570      78.55       357        357        0
---------------------------------------------------------------------------------------------------------------------------------
581 to 600               203      27,652,806.12        7.57      40.38    7.508     591      81.90       358        358        0
---------------------------------------------------------------------------------------------------------------------------------
601 to 620               580      76,365,361.31       20.91      42.69    7.208     610      83.97       359        359        0
---------------------------------------------------------------------------------------------------------------------------------
621 to 640               467      61,465,419.18       16.83      42.82    7.081     630      84.57       357        357        0
---------------------------------------------------------------------------------------------------------------------------------
641 to 660               433      59,079,926.16       16.17      42.62    6.936     650      85.73       357        357        0
---------------------------------------------------------------------------------------------------------------------------------
661 to 680               294      40,405,159.84       11.06      43.07    6.765     669      84.77       356        355        0
---------------------------------------------------------------------------------------------------------------------------------
681 to 700               154      21,933,039.65        6.00      41.82    6.715     690      86.11       357        357        0
---------------------------------------------------------------------------------------------------------------------------------
701 to 720                94      13,317,233.58        3.65      43.17    6.663     709      84.09       358        358        0
---------------------------------------------------------------------------------------------------------------------------------
721 to 740                63       8,545,625.17        2.34      41.57    6.571     730      83.80       357        357        0
---------------------------------------------------------------------------------------------------------------------------------
741 to 760                44       5,883,510.95        1.61      40.45    6.667     749      85.04       356        356        0
---------------------------------------------------------------------------------------------------------------------------------
761 to 780                25       3,568,547.34        0.98      38.88    6.641     769      79.94       354        354        0
---------------------------------------------------------------------------------------------------------------------------------
781 to 800                16       1,880,931.95        0.51      36.32    6.566     787      81.96       352        352        0
---------------------------------------------------------------------------------------------------------------------------------
801 to 820                 2         256,780.00        0.07      42.29    6.167     807      89.54       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 2,704    $365,297,086.22      100.00%     42.26%   7.094%    635      83.66%      357        357        0
---------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        6

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

PROPERTY TYPE

---------------------------------------------------------------------------------------------------------------------------------
                      NUMBER                         PERCENT                                  W.A.      W.A.        W.A.
                        OF         AGGREGATE        OF LOANS               W.A.    W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                     MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
PROPERTY TYPE          LOANS        BALANCE          BALANCE      DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
---------------------------------------------------------------------------------------------------------------------------------

SFR                    2,059    $274,612,646.81        75.18%    42.15%   7.132%    632     84.19%       357        357        0
---------------------------------------------------------------------------------------------------------------------------------
PUD                      367      52,729,278.22        14.43     42.61    6.963     639     83.16        358        358        0
---------------------------------------------------------------------------------------------------------------------------------
Condo                    176      23,229,671.60         6.36     42.51    6.959     651     81.92        360        360        0
---------------------------------------------------------------------------------------------------------------------------------
Units 2-4                 93      13,697,089.59         3.75     42.74    7.068     649     78.23        358        358        0
---------------------------------------------------------------------------------------------------------------------------------
High Rise Condo            7         857,200.00         0.23     40.43    7.200     662     76.26        331        331        0
---------------------------------------------------------------------------------------------------------------------------------
Modular                    2         171,200.00         0.05     43.75    7.000     614     80.00        360        360        0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 2,704    $365,297,086.22       100.00%    42.26%   7.094%    635     83.66%       357        357        0
---------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY STATUS

---------------------------------------------------------------------------------------------------------------------------------
                      NUMBER                         PERCENT                                  W.A.      W.A.        W.A.
                        OF         AGGREGATE        OF LOANS               W.A.    W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                     MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
OCCUPANCY              LOANS        BALANCE          BALANCE      DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
---------------------------------------------------------------------------------------------------------------------------------

Owner Occupied         2,524    $341,198,799.23       93.40%     42.33%   7.085%    632      83.62%      357         357       0
---------------------------------------------------------------------------------------------------------------------------------
Investor                 160      21,195,148.42        5.80      41.97    7.236     684      83.89       357         357       0
---------------------------------------------------------------------------------------------------------------------------------
Second Home               20       2,903,138.57        0.79      35.59    7.099     667      85.88       360         360       0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 2,704    $365,297,086.22      100.00%     42.26%   7.094%    635      83.66%      357         357       0
---------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        7

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

DOCUMENTATION

---------------------------------------------------------------------------------------------------------------------------------
                      NUMBER                         PERCENT                                  W.A.      W.A.        W.A.
                        OF         AGGREGATE        OF LOANS               W.A.    W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                     MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
DOCUMENTATION          LOANS        BALANCE          BALANCE      DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
---------------------------------------------------------------------------------------------------------------------------------

Full                   2,083    $267,015,001.38       73.10%     42.99%   7.075%    633     83.18%       358        358        0
---------------------------------------------------------------------------------------------------------------------------------
Stated                   529      84,039,338.16       23.01      40.20    7.131     638     84.23        354        354        0
---------------------------------------------------------------------------------------------------------------------------------
Stated +                  63       9,517,528.36        2.61      40.56    7.378     668     93.50        359        358        0
---------------------------------------------------------------------------------------------------------------------------------
Limited                   29       4,725,218.32        1.29      41.00    6.966     639     80.68        360        360        0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 2,704    $365,297,086.22      100.00%     42.26%   7.094%    635     83.66%       357        357        0
---------------------------------------------------------------------------------------------------------------------------------

LOAN PURPOSE

----------------------------------------------------------------------------------------------------------------------------
                NUMBER                         PERCENT                                   W.A.      W.A.        W.A.
                  OF         AGGREGATE        OF LOANS                W.A.    W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
               MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.     GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
LOAN PURPOSE     LOANS        BALANCE          BALANCE      DTI     COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
----------------------------------------------------------------------------------------------------------------------------

C/O Refi         1,263    $206,722,862.88       56.59%     41.95%   7.095%     627     82.09%       356        356        0
----------------------------------------------------------------------------------------------------------------------------
Purchase         1,258     130,999,623.64       35.86      42.99    7.102      648     86.17        360        360        0
----------------------------------------------------------------------------------------------------------------------------
R/T Refi           183      27,574,599.70        7.55      41.05    7.052      635     83.42        355        355        0
----------------------------------------------------------------------------------------------------------------------------
TOTAL:           2,704    $365,297,086.22      100.00%     42.26%   7.094%     635     83.66%       357        357        0
----------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        8

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

PRODUCT TYPE

-----------------------------------------------------------------------------------------------------------------------------
                 NUMBER                         PERCENT                                   W.A.      W.A.        W.A.
                   OF         AGGREGATE        OF LOANS                W.A.    W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.     GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
PRODUCT TYPE      LOANS        BALANCE          BALANCE      DTI     COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
-----------------------------------------------------------------------------------------------------------------------------

15 YR FIX IO          1    $     86,000.00        0.02%     53.00%   6.750%     728     65.65%       180        180        0
-----------------------------------------------------------------------------------------------------------------------------
15 YR FIXED          45       4,924,857.35        1.35      37.25    7.068      640     79.22        180        180        0
-----------------------------------------------------------------------------------------------------------------------------
15/30 BALLOON         1          93,500.00        0.03      42.00    8.000      671     85.00        180        180        0
-----------------------------------------------------------------------------------------------------------------------------
1/29 6ML              7       1,484,700.00        0.41      44.38    7.119      675     90.50        360        360        0
-----------------------------------------------------------------------------------------------------------------------------
20 YR FIXED           2         275,100.00        0.08      53.00    6.850      651     62.06        240        240        0
-----------------------------------------------------------------------------------------------------------------------------
2/28 6ML          1,013     131,135,048.50       35.90      41.07    7.227      629     85.94        360        360        0
-----------------------------------------------------------------------------------------------------------------------------
2/28 6ML IO         582      93,227,314.55       25.52      44.81    6.924      635     82.43        360        360        0
-----------------------------------------------------------------------------------------------------------------------------
30 YR FIX IO         12       1,713,150.00        0.47      44.10    7.441      652     85.40        360        360        0
-----------------------------------------------------------------------------------------------------------------------------
30 YR FIXED         437      49,294,012.75       13.49      41.12    7.445      639     82.37        360        360        0
-----------------------------------------------------------------------------------------------------------------------------
3/27 6ML            269      35,178,145.40        9.63      40.81    6.994      634     84.84        360        360        0
-----------------------------------------------------------------------------------------------------------------------------
3/27 6ML IO         219      30,249,326.08        8.28      44.21    6.831      645     82.88        360        360        0
-----------------------------------------------------------------------------------------------------------------------------
5/25 6ML             48       7,147,320.00        1.96      37.27    6.594      668     75.06        360        360        0
-----------------------------------------------------------------------------------------------------------------------------
5/25 6ML IO          50       7,239,053.78        1.98      43.93    6.883      647     77.44        360        360        0
-----------------------------------------------------------------------------------------------------------------------------
6ML                   2         506,000.00        0.14      44.85    6.337      596     81.85        360        360        0
-----------------------------------------------------------------------------------------------------------------------------
6ML IO               16       2,743,557.81        0.75      43.37    6.249      634     77.75        360        360        0
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:            2,704    $365,297,086.22      100.00%     42.26%   7.094%     635     83.66%       357        357        0
-----------------------------------------------------------------------------------------------------------------------------

LIEN POSITION

----------------------------------------------------------------------------------------------------------------------
          NUMBER                         PERCENT                                   W.A.      W.A.        W.A.
            OF         AGGREGATE        OF LOANS                W.A.    W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
         MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.     GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
LIEN       LOANS        BALANCE          BALANCE      DTI     COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
----------------------------------------------------------------------------------------------------------------------

1          2,704    $365,297,086.22      100.00%     42.26%   7.094%     635     83.66%       357        357        0
----------------------------------------------------------------------------------------------------------------------
TOTAL:     2,704    $365,297,086.22      100.00%     42.26%   7.094%     635     83.66%       357        357        0
----------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                        9

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

PREPAYMENT PENALTY TERM

---------------------------------------------------------------------------------------------------------------------------------
                     NUMBER                         PERCENT                                   W.A.      W.A.        W.A.
                       OF         AGGREGATE        OF LOANS               W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
PREPAYMENT          MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.     GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
PENALTY TERM          LOANS        BALANCE          BALANCE       DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
---------------------------------------------------------------------------------------------------------------------------------

 0                      604    $ 76,431,756.80       20.92%     41.39%   7.226%     639     84.04%       355        355        0
---------------------------------------------------------------------------------------------------------------------------------
12                       89      14,233,816.71        3.90      42.72    7.213      647     83.98        360        360        0
---------------------------------------------------------------------------------------------------------------------------------
24                    1,177     164,630,658.04       45.07      42.64    7.105      630     83.80        360        360        0
---------------------------------------------------------------------------------------------------------------------------------
36                      834     110,000,854.67       30.11      42.23    6.972      639     83.12        355        355        0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                 2,704    $365,297,086.22      100.00%     42.26%   7.094%     635     83.66%       357        357        0
---------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       10

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTION

------------------------------------------------------------------------------------------------------------------------------
                     NUMBER                       PERCENT                                  W.A.      W.A.        W.A.
                       OF         AGGREGATE       OF LOANS             W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
GEOGRAPHIC          MORTGAGE      PRINCIPAL      PRINCIPAL    W.A.     GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
DISTRIBUTION          LOANS        BALANCE        BALANCE      DTI    COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------

California              289    $ 62,824,231.85     17.20%    42.68%   6.635%     634     75.72%       359        359        0
------------------------------------------------------------------------------------------------------------------------------
Florida                 202      28,247,060.64      7.73     41.27    7.212      638     82.50        356        356        0
------------------------------------------------------------------------------------------------------------------------------
Illinois                157      24,037,709.70      6.58     42.74    7.115      630     86.44        355        355        0
------------------------------------------------------------------------------------------------------------------------------
Texas                   228      23,423,886.70      6.41     40.11    7.357      635     83.54        349        349        0
------------------------------------------------------------------------------------------------------------------------------
Ohio                    196      20,576,393.62      5.63     42.60    7.417      632     90.15        357        357        0
------------------------------------------------------------------------------------------------------------------------------
Michigan                157      19,479,842.10      5.33     42.94    7.332      633     87.76        357        357        0
------------------------------------------------------------------------------------------------------------------------------
North Carolina          127      15,513,496.85      4.25     41.39    7.084      638     88.75        359        359        0
------------------------------------------------------------------------------------------------------------------------------
Minnesota                89      14,738,340.59      4.03     42.94    6.982      634     84.95        359        359        0
------------------------------------------------------------------------------------------------------------------------------
Georgia                 100      12,815,346.53      3.51     43.02    7.185      639     84.94        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Oregon                   68      10,394,048.34      2.85     43.61    6.588      649     81.59        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Tennessee               114      10,085,886.10      2.76     42.47    7.269      634     85.45        354        354        0
------------------------------------------------------------------------------------------------------------------------------
Colorado                 58       9,589,830.29      2.63     45.05    6.574      642     82.05        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Washington               63       8,639,363.90      2.37     44.14    6.934      635     82.63        359        359        0
------------------------------------------------------------------------------------------------------------------------------
Utah                     60       8,094,452.27      2.22     41.42    7.064      639     85.81        355        355        0
------------------------------------------------------------------------------------------------------------------------------
Missouri                 72       7,979,377.48      2.18     39.73    7.494      634     87.44        358        358        0
------------------------------------------------------------------------------------------------------------------------------
Maryland                 52       7,672,553.35      2.10     43.78    7.098      630     82.24        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Indiana                  83       7,515,644.44      2.06     42.22    7.776      627     93.72        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Wisconsin                65       7,353,641.06      2.01     40.55    7.393      625     86.02        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Arizona                  48       7,017,091.25      1.92     39.24    7.240      629     84.25        360        360        0
------------------------------------------------------------------------------------------------------------------------------
New York                 57       6,735,730.78      1.84     38.03    7.404      636     78.16        357        357        0
------------------------------------------------------------------------------------------------------------------------------
Nevada                   36       6,696,699.82      1.83     44.23    6.924      637     81.02        353        353        0
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania             53       5,396,076.81      1.48     40.85    7.339      642     87.59        358        358        0
------------------------------------------------------------------------------------------------------------------------------
Massachusetts            24       4,498,741.56      1.23     44.34    6.994      647     81.29        360        360        0
------------------------------------------------------------------------------------------------------------------------------
South Carolina           43       4,440,793.40      1.22     42.10    7.320      635     90.12        360        360        0
------------------------------------------------------------------------------------------------------------------------------
New Jersey               28       4,369,700.00      1.20     43.80    6.791      648     83.17        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Kentucky                 39       4,217,605.63      1.15     42.78    7.101      641     86.94        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Alabama                  37       3,329,973.10      0.91     39.52    7.828      618     87.27        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Virginia                 21       3,175,600.77      0.87     43.83    6.872      638     82.75        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Kansas                   20       2,282,627.57      0.62     38.94    7.557      622     87.96        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Louisiana                16       1,825,502.50      0.50     45.82    7.096      641     88.51        330        329        0
------------------------------------------------------------------------------------------------------------------------------
New Hampshire             8       1,724,200.00      0.47     49.74    7.308      636     85.18        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Arkansas                 17       1,660,282.15      0.45     41.43    7.190      646     86.99        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Rhode Island              8       1,475,350.00      0.40     48.38    7.045      626     79.17        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Maine                    10       1,394,550.00      0.38     41.87    7.546      624     84.91        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Connecticut               9       1,356,027.30      0.37     40.62    7.458      635     85.83        360        360        0
------------------------------------------------------------------------------------------------------------------------------
New Mexico               10       1,080,519.77      0.30     43.08    7.242      633     80.82        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Iowa                     15       1,065,550.00      0.29     41.86    7.932      608     86.50        342        342        0
------------------------------------------------------------------------------------------------------------------------------
Oklahoma                  9         817,333.00      0.22     39.79    7.170      643     82.12        345        345        0
------------------------------------------------------------------------------------------------------------------------------
West Virginia             7         403,875.00      0.11     37.99    6.766      635     79.19        360        360        0
------------------------------------------------------------------------------------------------------------------------------
District of
   Columbia               1         340,000.00      0.09     46.00    6.375      637     80.00        360        360        0
------------------------------------------------------------------------------------------------------------------------------
South Dakota              2         297,000.00      0.08     35.05    6.731      700     89.14        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Idaho                     2         247,400.00      0.07     48.56    7.166      657     85.63        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Nebraska                  2         190,450.00      0.05     43.08    7.472      722     92.86        360        360        0
------------------------------------------------------------------------------------------------------------------------------
Montana                   1         161,000.00      0.04     30.00    8.125      597     89.94        360        359        1
------------------------------------------------------------------------------------------------------------------------------
Vermont                   1         116,300.00      0.03     39.00    7.625      703     94.94        360        360        0
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                2,704    $365,297,086.22    100.00%    42.26%   7.094%     635     83.66%       357        357        0
------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       11

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF GROSS MARGINS - (ADJUSTABLE LOANS ONLY)

-------------------------------------------------------------------------------------------------------------------------------
                    NUMBER                         PERCENT                                 W.A.       W.A.        W.A.
                      OF         AGGREGATE        OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                   MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
GROSS MARGIN         LOANS        BALANCE          BALANCE      DTI    COUPON    SCORE     LTV      MATURITY    MATURITY    AGE
-------------------------------------------------------------------------------------------------------------------------------

3.501% to 4.000%         1    $    159,812.15        0.05%     43.00%  5.125%     692      78.24%      360        359        1
-------------------------------------------------------------------------------------------------------------------------------
4.001% to 4.500%         2         277,650.00        0.09      36.08   5.398      663      79.99       360        360        0
-------------------------------------------------------------------------------------------------------------------------------
4.501% to 5.000%       203      31,929,010.63       10.34      43.23   6.056      640      75.26       360        360        0
-------------------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%       537      80,936,932.31       26.20      43.30   6.512      637      78.23       360        360        0
-------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%       580      84,440,671.30       27.33      42.30   6.998      634      83.61       360        360        0
-------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%       548      71,741,175.45       23.22      42.10   7.531      631      89.62       360        360        0
-------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%       246      30,131,940.16        9.75      41.90   7.996      625      92.16       360        360        0
-------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%        80       8,621,553.64        2.79      40.10   8.450      643      96.20       360        360        0
-------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%         9         671,720.48        0.22      38.08   8.898      651     100.00       360        360        0
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:               2,206    $308,910,466.12      100.00%     42.50%  7.037%     634      83.95%      360        360        0
-------------------------------------------------------------------------------------------------------------------------------

INITIAL PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

-------------------------------------------------------------------------------------------------------------------------------
                    NUMBER                         PERCENT                                 W.A.       W.A.        W.A.
                      OF         AGGREGATE        OF LOANS              W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
INITIAL PERIODIC   MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
RATE CAP             LOANS        BALANCE          BALANCE      DTI    COUPON    SCORE     LTV      MATURITY    MATURITY    AGE
-------------------------------------------------------------------------------------------------------------------------------

1.00%                   18    $  3,249,557.81        1.05%     43.60%  6.263%     628      78.38%      360        360        0
-------------------------------------------------------------------------------------------------------------------------------
2.00%                    7       1,484,700.00        0.48      44.38   7.119      675      90.50       360        360        0
-------------------------------------------------------------------------------------------------------------------------------
3.00%                2,181     304,176,208.31       98.47      42.48   7.045      634      83.97       360        360        0
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:               2,206    $308,910,466.12      100.00%     42.50%  7.037%     634      83.95%      360        360        0
-------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       12

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

PERIODIC RATE CAP - (ADJUSTABLE LOANS ONLY)

--------------------------------------------------------------------------------------------------------------------------------
                     NUMBER                         PERCENT                                 W.A.       W.A.        W.A.
                       OF         AGGREGATE        OF LOANS              W.A.      W.A.   COMBINED   ORIGINAL   REMAINING   W.A.
                    MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
PERIODIC RATE CAP     LOANS        BALANCE          BALANCE      DTI    COUPON    SCORE     LTV      MATURITY    MATURITY    AGE
--------------------------------------------------------------------------------------------------------------------------------

1.00%                 2,206    $308,910,466.12      100.00%     42.50%  7.037%     634      83.95%      360        360        0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                2,206    $308,910,466.12      100.00%     42.50%  7.037%     634      83.95%      360        360        0
--------------------------------------------------------------------------------------------------------------------------------

RANGE OF MAXIMUM INTEREST RATES - (ADJUSTABLE LOANS ONLY)

---------------------------------------------------------------------------------------------------------------------------------
                      NUMBER                         PERCENT                                 W.A.       W.A.        W.A.
                        OF         AGGREGATE        OF LOANS              W.A.      W.A.   COMBINED   ORIGINAL   REMAINING   W.A.
                     MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
MAXIMUM LOAN RATE      LOANS        BALANCE          BALANCE      DTI    COUPON    SCORE     LTV      MATURITY    MATURITY    AGE
---------------------------------------------------------------------------------------------------------------------------------

6.501% to 7.000%           1    $     45,000.00        0.01%     37.00%  6.750%     605      45.45%      360        360        0
---------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%           1         102,850.00        0.03      51.00   7.625      567      85.00       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%         5         750,850.00        0.24      37.11   4.897      717      67.23       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%        32       5,097,792.15        1.65      44.93   5.362      685      76.48       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%       203      32,358,341.94       10.47      42.06   5.868      663      75.31       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%       372      54,842,927.74       17.75      43.71   6.325      647      79.13       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%       518      76,127,992.12       24.64      42.76   6.805      634      81.40       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%       414      57,968,144.29       18.77      41.96   7.322      633      86.82       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%       344      45,658,932.23       14.78      41.72   7.811      620      91.12       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%       191      22,668,905.52        7.34      42.56   8.304      604      91.61       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
14.501% to 15.000%       109      11,879,263.10        3.85      41.62   8.772      598      92.91       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
15.001% to 15.500%        11       1,056,200.00        0.34      40.94   9.363      605      93.72       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
15.501% to 16.000%         5         353,267.03        0.11      31.69   9.689      616      96.15       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 2,206    $308,910,466.12      100.00%     42.50%  7.037%     634      83.95%      360        360        0
---------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       13

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF MINIMUM INTEREST RATES- (ADJUSTABLE LOANS ONLY)

---------------------------------------------------------------------------------------------------------------------------------
                     NUMBER                         PERCENT                                  W.A.       W.A.        W.A.
                       OF         AGGREGATE        OF LOANS               W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                    MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.     GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
MINIMUM LOAN RATE     LOANS        BALANCE          BALANCE      DTI     COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
---------------------------------------------------------------------------------------------------------------------------------

4.501% - 5.000%           5    $    750,850.00        0.24%     37.11%   4.897%     717     67.23%       360        360        0
---------------------------------------------------------------------------------------------------------------------------------
5.001% - 5.500%          32       5,097,792.15        1.65      44.93    5.362      685     76.48        360        360        0
---------------------------------------------------------------------------------------------------------------------------------
5.501% - 6.000%         203      32,358,341.94       10.47      42.06    5.868      663     75.31        360        360        0
---------------------------------------------------------------------------------------------------------------------------------
6.001% - 6.500%         372      54,842,927.74       17.75      43.71    6.325      647     79.13        360        360        0
---------------------------------------------------------------------------------------------------------------------------------
6.501% - 7.000%         519      76,172,992.12       24.66      42.75    6.805      634     81.38        360        360        0
---------------------------------------------------------------------------------------------------------------------------------
7.001% - 7.500%         414      57,968,144.29       18.77      41.96    7.322      633     86.82        360        360        0
---------------------------------------------------------------------------------------------------------------------------------
7.501% - 8.000%         345      45,761,782.23       14.81      41.74    7.811      620     91.11        360        360        0
---------------------------------------------------------------------------------------------------------------------------------
8.001% - 8.500%         191      22,668,905.52        7.34      42.56    8.304      604     91.61        360        360        0
---------------------------------------------------------------------------------------------------------------------------------
8.501% - 9.000%         109      11,879,263.10        3.85      41.62    8.772      598     92.91        360        360        0
---------------------------------------------------------------------------------------------------------------------------------
9.001% - 9.500%          11       1,056,200.00        0.34      40.94    9.363      605     93.72        360        360        0
---------------------------------------------------------------------------------------------------------------------------------
9.501% - 10.000%          5         353,267.03        0.11      31.69    9.689      616     96.15        360        360        0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                2,206    $308,910,466.12      100.00%     42.50%   7.037%     634     83.95%       360        360        0
---------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       14

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

NEXT INTEREST ADJUSTMENT DATE - (ADJUSTABLE LOANS ONLY)

---------------------------------------------------------------------------------------------------------------------------------
                     NUMBER                         PERCENT                                  W.A.       W.A.        W.A.
                       OF         AGGREGATE        OF LOANS               W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
NEXT RATE           MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.     GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
ADJUSTMENT MONTH      LOANS        BALANCE          BALANCE      DTI     COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
---------------------------------------------------------------------------------------------------------------------------------

February 1, 2005          2    $    414,000.00        0.13%     45.09%   6.060%     686     86.65%       360        359        1
---------------------------------------------------------------------------------------------------------------------------------
September 1, 2005        16       2,835,557.81        0.92      43.38    6.292      620     77.18        360        360        0
---------------------------------------------------------------------------------------------------------------------------------
March 1, 2006             7       1,484,700.00        0.48      44.38    7.119      675     90.50        360        360        0
---------------------------------------------------------------------------------------------------------------------------------
July 1, 2007              1         241,831.68        0.08      42.00    6.750      692     95.00        360        358        2
---------------------------------------------------------------------------------------------------------------------------------
February 1, 2007        132      20,025,252.90        6.48      41.22    7.028      628     83.88        360        359        1
---------------------------------------------------------------------------------------------------------------------------------
March 1, 2007         1,460     203,722,528.47       65.95      42.75    7.109      631     84.54        360        360        0
---------------------------------------------------------------------------------------------------------------------------------
April 1, 2007             2         372,750.00        0.12      49.55    6.584      597     76.12        360        360        0
---------------------------------------------------------------------------------------------------------------------------------
February 1, 2008         46       6,593,833.75        2.13      40.27    7.114      644     86.80        360        359        1
---------------------------------------------------------------------------------------------------------------------------------
March 1, 2008           442      58,833,637.73       19.05      42.62    6.897      639     83.61        360        360        0
---------------------------------------------------------------------------------------------------------------------------------
February 1, 2010          3         368,432.00        0.12      44.56    6.930      632     76.97        360        359        1
---------------------------------------------------------------------------------------------------------------------------------
March 1, 2010            95      14,017,941.78        4.54      40.52    6.735      658     76.24        360        360        0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                2,206    $308,910,466.12      100.00%     42.50%   7.037%     634     83.95%       360        360        0
---------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       15

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST
ASSET-BACKED CERTIFICATES, SERIES 2005-FF5
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

DEBT-TO-INCOME

---------------------------------------------------------------------------------------------------------------------------------
                     NUMBER                         PERCENT                                  W.A.       W.A.        W.A.
                       OF         AGGREGATE        OF LOANS               W.A.     W.A.    COMBINED   ORIGINAL   REMAINING   W.A.
                    MORTGAGE      PRINCIPAL      BY PRINCIPAL    W.A.     GROSS   CREDIT   ORIGINAL    TERM TO    TERM TO    LOAN
DTI                   LOANS        BALANCE          BALANCE      DTI     COUPON    SCORE      LTV     MATURITY    MATURITY    AGE
---------------------------------------------------------------------------------------------------------------------------------

0.01 - 5.00               4    $    633,699.47        0.17%      2.31%   7.279%     709     89.60%       360        359        1
---------------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00              2         333,000.00        0.09       7.48    7.000      622     70.91        360        360        0
---------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00            19       2,307,687.05        0.63      12.67    7.272      641     85.75        360        360        0
---------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00            55       5,848,057.43        1.60      18.13    7.150      639     78.12        355        355        0
---------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00           135      16,249,473.40        4.45      23.34    7.120      628     78.75        352        352        0
---------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00           194      23,191,536.22        6.35      28.17    7.191      633     82.84        357        357        0
---------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00           327      43,107,804.90       11.80      33.05    7.065      639     83.16        357        357        0
---------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00           332      42,796,000.66       11.72      38.14    7.144      635     83.46        355        355        0
---------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00           477      66,777,345.55       18.28      43.21    7.151      635     85.21        359        359        0
---------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00           575      81,431,283.44       22.29      48.06    7.141      631     84.18        358        358        0
---------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00           582      82,431,298.10       22.57      53.35    6.950      638     83.78        358        358        0
---------------------------------------------------------------------------------------------------------------------------------
55.01 >=                  2         189,900.00        0.05      58.00    6.705      633     79.99        360        360        0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                2,704    $365,297,086.22      100.00%     42.26%   7.094%     635     83.66%       357        357        0
---------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       16